UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒     Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ardelyx, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ARDELYX, INC.
400 Fifth Avenue, Suite 210, Waltham, MA 02451
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2025
To the Stockholders of Ardelyx, Inc.:
The 2025 Annual Meeting of Stockholders, or the 2025 Annual Meeting, of Ardelyx, Inc., a Delaware corporation, or the Company, will be held on June 18, 2025 at 8:30 a.m. Eastern Time. The 2025 Annual Meeting will be held entirely online. You will be able to attend the meeting online where you will be able to listen to the meeting live and vote. The 2025 Annual Meeting will be held for the following purposes:
(1)	To elect two Class II directors to hold office until the 2028 Annual Meeting of Stockholders and until their successors are elected and qualified;
(2)
To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement accompanying this notice pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or Say-on-Pay;

(3)
To ratify the selection, by the Audit and Compliance Committee of our board of directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025;

(4)
To adopt the amendment (the “Equity Plan Amendment”) to the Amended and Restated 2014 Equity Incentive Award Plan (the “Restated Plan”) to increase the number of shares reserved for issuance under the Restated Plan by 10,000,000 shares; and

(5)	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned the Company’s common stock at the close of business on Monday, April 21, 2025 may vote at the 2025 Annual Meeting or any adjournments that take place.
You are cordially invited to attend the virtual 2025 Annual Meeting online via live audio-only webcast at www.virtualshareholdermeeting.com/ARDX2025. Whether or not you plan to attend the 2025 Annual Meeting online, please vote as soon as possible. You may vote over the internet or by a toll-free telephone number, or by mailing a complete, signed and dated proxy card or voting instruction card in the envelope provided. Please note that any stockholder attending the 2025 Annual Meeting may vote online at the 2025 Annual Meeting, even if the stockholder has already voted over the internet or by phone or returned a proxy card or voting instruction card by mail.

Our board of directors recommends that you vote “FOR” the election of the director nominees named in Proposal No. 1 of the proxy statement, “FOR” the approval, on a non-binding, advisory basis, of the Say-on-Pay proposal as described in Proposal No. 2 of the proxy statement, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 as described in Proposal No. 3 of the proxy statement and “FOR” the approval of the Equity Plan Amendment, as described in Proposal No. 4 of the proxy statement.

By Order of the Board of Directors:
/s/ Elizabeth Grammer
Elizabeth Grammer, Esq.
Chief Legal and Administrative Officer

Waltham, Massachusetts
April 30, 2025

ARDELYX, INC.

400 Fifth Avenue, Suite 210
Waltham, MA 02451
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2025
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2025
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available on our website at www.ardelyx.com and at www.proxyvote.com. The references to our web address contained in this proxy statement do not constitute incorporation by reference of the information contained at or available through our website.
Unless the context requires otherwise, in this proxy statement the terms “Ardelyx,” “we,” “us,” “our” and “the Company” refer to Ardelyx, Inc.
QUESTIONS AND ANSWERS REGARDING THE PROXY MATERIALS AND THE VOTING PROCESS
Why am I receiving these proxy materials?
We have delivered paper proxy materials to you, because the board of directors of Ardelyx is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders, or the 2025 Annual Meeting, or any adjournments that take place. The 2025 Annual Meeting will be held online on June 18, 2025 at 8:30 a.m. Eastern Time via live audio-only webcast at www.virtualshareholdermeeting.com/ARDX2025. As a stockholder, you are invited to attend the 2025 Annual Meeting online and are requested to vote on the proposals described in this proxy statement. However, you do not need to attend the 2025 Annual Meeting to vote.
What is included in the proxy materials?
The proxy materials include:
•
This proxy statement, which includes information regarding the proposals to be voted on at the 2025 Annual Meeting, the voting process, corporate governance, the compensation of our directors and certain executive officers, and other required information;

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024; and
•	The proxy card or a voting instruction card for the 2025 Annual Meeting.
The proxy materials are being mailed on or about May 1, 2025, and are available at www.ardelyx.com.
Who can vote at the 2025 Annual Meeting?
Only stockholders of record at the close of business on April 21, 2025, or the Record Date, will be entitled to vote at the 2025 Annual Meeting. On this Record Date, there were 239,255,212 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, at the close of business on April 21, 2025, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the 2025 Annual Meeting or vote by proxy. Whether or not you plan to attend the 2025 Annual Meeting, please vote as soon as possible by internet, telephone or by mail as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, at the close of business on April 21, 2025, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2025 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent how to vote the shares in your account. If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by internet or telephone as instructed by your broker or other agent. To vote online at the 2025 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials, or contact your broker or bank to request a proxy form. In order to login to the online 2025 Annual Meeting, you will need the unique account number which appears in your proxy materials and the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number.
What proposals are scheduled for a vote?
There are four proposals scheduled for a vote at the 2025 Annual Meeting:
•	Proposal No. 1 – To elect two Class II directors to hold office until the 2028 Annual Meeting of Stockholders and until their successors are elected and qualified;
•
Proposal No. 2 – To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, or Say-on-Pay;

•
Proposal No. 3 – To ratify the selection, by the Audit and Compliance Committee of our board of directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025; and

•
Proposal No. 4 – To approve an amendment (the “Equity Plan Amendment”) to the Amended and Restated 2014 Equity Incentive Award Plan (the “Restated Plan”) to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the Restated Plan by 10,000,000 shares.

How do I vote?
For Proposal No. 1, you may either vote “FOR” all nominees to the board of directors or you may “WITHHOLD” your vote for any nominee you specify. For Proposals No. 2, No. 3, and No. 4, you may either vote “FOR” or “AGAINST” or you may abstain from voting.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online at the virtual 2025 Annual Meeting or vote by internet, telephone or by mail. Whether or not you plan to attend the 2025 Annual Meeting online, please vote as soon as possible to ensure your vote is counted. You may still attend the 2025 Annual Meeting online and vote online even if you have already voted by proxy.
•
By Attending the 2025 Annual Meeting Online. You may vote online at the 2025 Annual Meeting by attending the 2025 Annual Meeting online via live audio-only webcast at www.virtualshareholdermeeting.com/ARDX2025.

•	To vote by proxy by internet or telephone. You may submit your proxy by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.
•	To vote by proxy by mail. You may submit your proxy by mail by completing and signing your proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted.

Alternatively, you may vote by internet or telephone as instructed by your broker or other agent. To vote online at the 2025 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials, or contact your broker or bank to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of the Company’s common stock you owned as of April 21, 2025.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each nominee for director (Proposal No. 1), “FOR” the approval, on a non-binding, advisory basis, of the Say-on-Pay proposal (Proposal No. 2), “FOR” the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (Proposal No. 3) and “FOR” the approval of the Equity Plan Amendment (Proposal No. 4). If any other matter is properly presented at the 2025 Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We have engaged Morrow Sodali, LLC, or Morrow, as the proxy solicitor for the 2025 Annual Meeting for an approximate fee of $25,000 plus fees for additional services, if needed. We have also agreed to reimburse Morrow for its reasonable out-of-pocket expenses.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must return each proxy card.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the 2025 Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy, bearing a date later than the date of the original proxy.
•
You may send a timely written notice, bearing a date later than the date of the original proxy, that you are revoking your proxy to the Company’s Chief Legal and Administrative Officer at the following email address: general-counsel@ardelyx.com.

•	You may attend the virtual 2025 Annual Meeting and vote online. Simply attending the 2025 Annual Meeting online will not, by itself, revoke your proxy.
If your shares are held in “street name” by your broker or other agent, you should follow the instructions provided by your broker or agent to change your vote.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present in attendance at the virtual 2025 Annual Meeting. On the Record Date, there were 239,255,212 shares outstanding and entitled to vote. Accordingly, the holders of 119,627,607 shares must be present at the 2025 Annual Meeting to have a quorum. Your shares will be counted toward the quorum at the 2025 Annual Meeting only if you vote online at the meeting, or you submit a valid proxy vote.

Abstentions and broker non-votes (as described below) will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the holders of a majority of shares present and entitled to vote at the meeting or represented by proxy may adjourn the 2025 Annual Meeting to another date.
How are votes counted?
With respect to the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for the board of directors. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees.
With respect to the Say-on-Pay proposal (Proposal No. 2), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will have no effect on the vote for this proposal.
With respect to the ratification of Ernst & Young LLP as of our independent registered public accounting firm for the year ending December 31, 2025 (Proposal No. 3), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will have no effect on the vote for this proposal.
With respect to the approval of the Equity Plan Amendment (Proposal No. 4), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will have no effect on the vote for this proposal.
Votes will be counted by the Inspector of Elections appointed for the 2025 Annual Meeting. The Inspector of Elections will separately count “FOR” votes for the election of directors (Proposal No. 1), “FOR” and “AGAINST” votes, abstentions and, if any, broker non-votes for the approval, on a non-binding, advisory basis, of the Say-on-Pay (Proposal No. 2), “FOR” and “AGAINST” votes, abstentions and, if any, broker non-votes for the ratification of the selection of Ernst & Young LLP as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2025 (Proposal No. 3) and “FOR” and “AGAINST” votes, abstentions and, if any, broker non-votes for the Equity Plan Amendment (Proposal No. 4).
If your shares are held by your broker or other agent as your nominee (that is, held beneficially in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares. If you do not give voting instructions to your broker or other agent, your broker or other agent can only vote your shares with respect to “routine” matters (as described below).
What are “broker non-votes”?
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Proposal No. 1 to elect directors, Proposal No. 2 to approve the Say-on-Pay and Proposal No. 4 to approve the Equity Plan Amendment are “non-routine” matters, but Proposal No. 3 to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 is a “routine” matter.
How many votes are needed to approve each proposal?
•
Proposal No. 1 – To elect two Class II directors to hold office until the 2028 Annual Meeting of Stockholders and until their successors are elected and qualified. Directors shall be elected by a plurality of the votes cast, which means that the two nominees receiving the most “FOR” votes (from the votes of shares present in attendance or represented by proxy and entitled to vote on the election of directors) will be elected. “WITHHOLD” votes and broker non-votes will not be counted towards the vote total for this proposal.

•
Proposal No. 2 – To approve, on a non-binding, advisory basis, the Say-on-Pay proposal. The Say-on-Pay proposal requires the affirmative vote of the majority of the votes cast (excluding abstentions and broker non-votes), which means the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” such proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal. Because the vote on Proposal No. 2 is advisory, it will not be binding on the board of directors, the compensation committee of the board of directors or the Company. With respect to Proposal No. 2, the board of directors will review the voting results and take them into consideration when making future decisions about executive compensation.
•
Proposal No. 3 – To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. The ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of the majority of the votes cast (excluding abstentions and broker non-votes), which means the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” such proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal. Because Proposal No. 3 is considered a “routine” matter, no broker non-votes are expected in connection with this proposal.

•
Proposal No. 4 – To approve the Equity Plan Amendment to increase the numbers of shares reserved under the Restated Plan. This proposal requires the affirmative vote of the majority of the votes cast (excluding abstentions and broker non-votes), which means the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” such proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

How do I attend the Virtual Annual Meeting?
This year’s Annual Meeting will be held entirely online. Stockholders of record as of April 21, 2025 will be able to attend and participate in the 2025 Annual Meeting online via live audio-only webcast at www.virtualshareholdermeeting.com/ARDX2025. You will be able to vote your shares electronically by Internet and submit questions online during the meeting by logging in to the website listed above and using the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
Even if you plan to attend the 2025 Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the 2025 Annual Meeting.
Access to the Audio Webcast of the 2025 Annual Meeting. The live audio webcast of the 2025 Annual Meeting will begin promptly at 8:30 a.m. Eastern Time. Online check-in will begin at 8:15 a.m. Eastern Time and should allow ample time for the check-in procedures. We encourage our stockholders to access the meeting prior to the start time.
Log in Instructions. To attend the online 2025 Annual Meeting, you will need to login at www.virtualshareholdermeeting.com/ARDX2025. To attend the 2025 Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Voting. You may vote online during the 2025 Annual Meeting. To do so, go to www.virtualshareholder.com/ARDX2025 and have available the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Submitting Questions During the Virtual 2025 Annual Meeting. During the 2025 Annual Meeting, you will be able to submit questions in the question box provided at www.virtualshareholdermeeting.com/ARDX2025. We will respond to as many inquiries at the 2025 Annual Meeting as time allows.
Technical Assistance. Beginning 15 minutes prior to the start of and during the virtual 2025 Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter difficulties accessing the virtual 2025 Annual Meeting during check-in or meeting time, please call the technical support number that will be posted on the 2025 Annual Meeting website log-in page.

How can I find out the results of the voting at the 2025 Annual Meeting?
We will disclose final voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the 2025 Annual Meeting. If final voting results are unavailable at that time, then we intend to file a Current Report on Form 8-K to disclose preliminary voting results and file an amended Current Report on Form 8-K within four business days after the date the final voting results are available.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in the proxy materials for the 2026 Annual Meeting of Stockholders, your proposal must be submitted in writing by January 1, 2026, to the Company’s Corporate Secretary at Ardelyx, Inc., 400 Fifth Avenue, Suite 210, Waltham, Massachusetts 02451. However, if the meeting is more than 30 days before or after June 18, 2026, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for that meeting.
If you wish to submit a proposal before the stockholders or nominate a director at the 2026 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in the proxy materials for that meeting, then you must follow the procedures set forth in our Amended and Restated Bylaws and, among other things, notify the Company’s Corporate Secretary in writing between February 18, 2026 and March 20, 2026. However, if the date of the 2026 annual meeting of stockholders is more than 30 days before or more than 60 days after June 18, 2026, notice must be received not later than the 90th day prior to the date of the 2026 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2026 annual meeting of stockholders is first made. You are also advised to review our Amended and Restated Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than no later than 60 days prior to the anniversary of the previous year’s annual meeting (no later than April 19, 2026 for the 2026 annual meeting of stockholders). If the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the anniversary of the 2025 Annual Meeting, then notice must be provided by the later of 60 days prior to the date of the 2026 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Except as otherwise provided by law, vacancies on the board of directors may be filled only by individuals elected by a majority of the remaining directors. A director elected by the board of directors to fill a vacancy in a particular class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.
Our board of directors currently consists of eight directors divided into the following three classes:
•	The Class II directors are David Mott and Michael Raab, and their terms will expire at the 2025 Annual Meeting of Stockholders;
•	The Class III directors are Robert Bazemore, Muna Bhanji, R.Ph, and Richard Rodgers, and their terms will expire at the 2026 Annual Meeting of Stockholders; and
•	The Class I directors are William A. Bertrand, Jr., Esq., Onaiza Cadoret-Manier and
Merdad Parsey, M.D., Ph.D., and their terms will expire at the 2027 Annual Meeting of Stockholders.
Our current Class II directors, David Mott and Michael Raab, have each been nominated to serve as Class II directors and have agreed to stand for election.
If the nominees for Class II are elected at the 2025 Annual Meeting, then each nominee will serve for a three-year term expiring at the 2028 Annual Meeting of Stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal. Our directors are elected by a plurality of the votes cast. If a choice is specified on the proxy card by a stockholder, the shares will be voted as specified. If a choice is not specified on the proxy card, and authority to do so is not withheld, the shares will be voted “FOR” the election of the two nominees for Class II above. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by our management or the board of directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
The following is a brief biography and discussion of the specific attributes, qualifications, experience and skills of each nominee for director and each director whose term will continue after the 2025 Annual Meeting, including information with respect to their ages as of March 31, 2025. Our board of directors and management encourage each nominee for director and each continuing director to attend the 2025 Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH
OF THE TWO CLASS II NOMINEES FOR DIRECTOR.
CLASS II NOMINEES FOR DIRECTOR - To be elected for a three-year term expiring at the 2028 Annual Meeting of Stockholders
David Mott, age 59, has served on our board of directors since March 2009 and as the chairperson of the board of directors since March 2014. Mr. Mott is currently a private investor through Mott Family Capital. Mr. Mott served as a general partner of New Enterprise Associates, or NEA, an investment firm focused on venture capital and growth equity investments from September 2008 to February 2020, where he led the healthcare investing practice. From 1992 until 2008, Mr. Mott worked at MedImmune Limited, a biotechnology company and subsidiary of AstraZeneca Plc (NYSE: AZN), and served in numerous roles during his tenure, including from October 2000 to July 2008 as President and Chief Executive Officer, and previously as Chief Financial Officer, and as President and Chief Operating Officer. During that time, Mr. Mott also served as Executive Vice President of AstraZeneca Plc from June 2007 to July 2008 following AstraZeneca Plc’s acquisition of Medimmune Limited in June 2007. Prior to joining MedImmune Limited, Mr. Mott was a Vice President in the healthcare investment banking group at Smith Barney, Harris Upham & Co. Inc. Mr. Mott received a B.A. in Economics and Government from Dartmouth College. Mr. Mott serves as the chairperson of the board of directors for Adaptimmune (Nasdaq: ADAP), and Mersana Therapeutics, Inc. (Nasdaq: MRSN), and serves on the board of directors of Novavax, Inc. (Nasdaq: NVAX). Additionally, he served as the chairperson of the board of directors of Imara Inc. from April 2016 to its acquisition by Enliven Therapeutics, Inc (Nasdaq: ELVN) in February 2023,

and as the chairperson of the board of directors of Epizyme, Inc. (Nasdaq: EPZM) from December 2009 to its acquisition by Ipsen (Euronext: IPN; ADR: IPSEY) in August 2022. Mr. Mott also served as the chairperson of the board of directors of Tesaro, Inc. (Nasdaq: TSRO) and as a director of Nightstar Therapeutics plc (Nasdaq: IMRA). We believe that Mr. Mott is qualified to serve on our board of directors due to his extensive experience in the life sciences industry as a senior executive, his investment experience, strategic leadership track record and service on other boards of directors of life sciences companies.
Michael Raab, age 60, has served as our President and Chief Executive Officer since March 2009 and as a director since 2008. From 2002 to 2009, Mr. Raab was a partner at NEA, an investment firm focused on venture capital and growth equity investments, where he focused on investments in the biotechnology and pharmaceutical sectors. Prior to joining NEA, Mr. Raab spent 15 years in commercial and operating leadership roles in the biotech and pharmaceutical industries, including serving as Senior Vice President, Therapeutics and General Manager of the Renal Division at Genzyme Corporation, or Genzyme, a biotechnology company. Mr. Raab also spent two years with Genzyme’s diagnostic products and services division. Before Genzyme, Mr. Raab held business development and sales and marketing positions at Repligen Corporation, a life sciences company, and Bristol-Myers Corporation. Mr. Raab is currently the lead independent director of Amicus Therapeutics, Inc. (Nasdaq: FOLD) and also serves as the chairperson of the board of directors of Tempest Therapeutics (Nasdaq CM: TPST). Mr. Raab also currently serves as a member of the Emerging Companies Section Governing Board and the Health Section Governing Board of the Biotechnology Innovation Organization. Mr. Raab received a B.A. from DePauw University. We believe Mr. Raab is qualified to serve on our board of directors based on his role as our President and Chief Executive Officer, his senior management experience in the life sciences sector, his investment experience and his current and past service on other boards of directors of public companies.
CLASS III DIRECTORS - To continue in office until the 2026 Annual Meeting of Stockholders
Robert Bazemore, age 57, has served on our board of directors since June 2016. Mr. Bazemore served as President and Chief Executive Officer and a director of Epizyme, Inc., a biopharmaceutical company, from September 2015 until the company was acquired by Ipsen S.A. (Euronext: IPN; ADR: IPSEY) in August 2022. Prior to joining Epizyme, Mr. Bazemore served as Chief Operating Officer of Synageva BioPharma Corp., a biopharmaceutical company, which was acquired by Alexion Pharmaceuticals, a pharmaceutical company and subsidiary of AstraZeneca, for $8.4 billion in July 2015. Prior to that, Mr. Bazemore was President of Janssen Biotech, part of the Janssen Pharmaceutical Companies of Johnson & Johnson (NYSE: JNJ). Mr. Bazemore currently serves on the board of directors of Nuvation Bio, Inc. (NYSE: NUVB) and Akari Therapeutics, PLC (Nasdaq: AKTX). Additionally, he served on the board of directors of Neon Therapeutics, Inc. from November 2018 to its acquisition by Biopharmaceuticals New Technologies, or BioNTech (Nasdaq: BNTX), in May 2020. Mr. Bazemore received his B.S. in Biochemistry from the University of Georgia. We believe that Mr. Bazemore is qualified to serve on our board of directors due to his significant life science industry experience, including as a chief executive officer, and service on the boards of directors of life sciences companies.
Muna Bhanji, R.Ph, age 62, has served on our board of directors since March 2021. Ms. Bhanji has served as the founder and principal of Tiba Global Access, LLC, an independent senior advisory practice focused on commercialization and market access strategy development, since January 2021. Ms. Bhanji previously served in roles of increasing responsibility at Merck & Co. (NYSE: MRK) between 1986 and January 2021. Most recently, Ms. Bhanji served as Senior Vice President, Global Market Access from 2010 until 2021 and as Senior Vice President, Hospital & Specialty Franchises from 2014 until 2017. Ms. Bhanji currently serves on the boards of directors of Veracyte, Inc. (Nasdaq: VCYT), Cytokinetics Incorporated (Nasdaq: CYTK), Intellia Therapeutics (Nasdaq: NTLA), and Corus International, an international humanitarian organization committed to poverty alleviation. Ms. Bhanji also serves as a Member of the Strategic Advisory Board of Lumanity. Ms. Bhanji received her B.Sc. in Pharmacy from the Rutgers School of Pharmacy, and her M.B.A. from Saint Joseph’s University. We believe that Ms. Bhanji is qualified to serve on our board of directors due to her extensive U.S. and global commercial and operational experience within the pharmaceutical industry.
Richard Rodgers, age 58, has served on our board of directors since March 2014. From March 2010 until August 2013, Mr. Rodgers was co-founder, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Tesaro, Inc., a biopharmaceutical company, which was acquired by GlaxoSmithKline plc (LSE/NYSE: GSK) in January 2019. Mr. Rodgers previously served as the Chief Financial Officer of Abraxis BioScience, Inc., a biotechnology company, from June 2009 to February 2010. Prior to that, Mr. Rodgers served as Senior Vice President, Controller and Chief Accounting Officer of MGI PHARMA, Inc., a biopharmaceutical company, from 2004 until its acquisition by Eisai Co. Ltd. (OTC: ESALF), a pharmaceutical company, in January 2008. Mr. Rodgers has held finance and accounting positions at several private and public companies, including Arthur Anderson & Co. Mr. Rodgers currently serves as a director of Novavax, Inc. (Nasdaq: NVAX), and Opus Genetics, Inc. (Nasdaq: IRD). Mr. Rodgers received a B.S. in Financial Accounting from St. Cloud State University and his M.B.A. in Finance from the University of Minnesota, Carlson School of Business. We believe that Mr. Rodgers is qualified to serve on our board of directors due to his financial background, significant industry experience, and service on other boards of directors of publicly-traded life sciences companies.
CLASS I DIRECTORS - To continue in office until the 2027 Annual Meeting of Stockholders
William Bertrand, Jr., Esq., age 60, has served on our board of directors since October 2015. Mr. Bertrand has served as the Chief Operating Officer at Adaptimmune Therapeutics Plc (Nasdaq: ADAP) since March 2017. From October 2015 to September 2016, Mr. Bertrand served as the Executive Vice President, General Counsel of Infinity Pharmaceuticals, Inc. (Nasdaq: INFI). From July 2013 to August 2015, Mr. Bertrand held a variety of positions with Salix Pharmaceuticals, Ltd., a biopharmaceutical company, including Senior Vice President, General Counsel, Acting Chief Operating Officer, and most recently, General Manager of Salix Pharmaceuticals following its acquisition by Valeant Pharmaceuticals International (NYSE: VRX) in April 2015. Prior to that, Mr. Bertrand completed a 12-year career at Medimmune Limited, a biotechnology company and subsidiary of AstraZeneca Plc (NYSE: AZN), serving in numerous roles of increasing responsibility, including as Executive Vice President and General Counsel from 2008 to 2013. Mr. Bertrand received his B.S. in Biology from Wayne State University and his J.D. from the University of Wisconsin-Madison. We believe that Mr. Bertrand is qualified to serve on our board of directors due to his legal and compliance background and significant life science industry experience.
Onaiza Cadoret-Manier, age 61, has served on our board of directors since March 2020. Ms. Cadoret-Manier has served as the Chief Executive Officer, President and Board Member of Yemaya Bio, a biotechnology company, since March 2024. From March 2022 to March 2024, Ms. Cadoret-Manier served as Chief Global Product Strategy and Operations Officer at Ionis Pharmaceuticals (Nasdaq: IONS), and from January 2020 to March 2022, Ms. Cadoret-Manier served as Chief Corporate Development and Commercial Officer at Ionis Pharmaceuticals. Prior to that, Ms. Cadoret-Manier was the Chief Commercial Officer for Grail Biosciences, an early detection genomics company, from June 2018 until June 2019. Prior to Grail, from April 2011 until June 2018, she was Vice President of the Respiratory Franchise at Genentech, a biopharmaceutical company. Ms. Cadoret-Manier also has held multiple senior management positions overseeing corporate strategy, alliances, and marketing and sales for numerous disease areas for Genentech, Pfizer and Amylin Pharmaceuticals. Ms. Cadoret-Manier serves on the board of directors of Ventyx Biosciences (Nasdaq: VTYX). She has an M.B.A. from the University of Chicago and a bachelor’s degree in economics and accounting from City University of New York Queens College. We believe that Ms. Cadoret-Manier is qualified to serve on our board of directors due to her extensive commercial and strategic operational experience with life sciences companies.
Merdad Parsey, M.D., Ph.D., age 62, has served as a member of our board of directors since April 2025. Dr. Parsey served as the Chief Medical Officer of Gilead Sciences, Inc. (Nasdaq: GILD) from November 2019 until April 2025. From October 2015 to November 2019, Dr. Parsey served as senior vice president of early clinical development at Genentech, Inc. Prior to Genentech, Dr. Parsey served as President and Chief Executive Officer of 3-V Biosciences Inc. (now Sagimet BioSciences Inc. (Nasdaq: SGMT)), held development roles at Sepracor, Regeneron, and Merck, and was Assistant Professor of Medicine and Director of Critical Care Medicine at the New York University School of Medicine. He currently serves on the board of directors for Sagimet BioSciences Inc. and Arrivent Biopharma (Nasdaq: AVBP). Additionally, Dr. Parsey previously served on the boards of Arcus Biosciences, Inc. (NYSE: RCUS) and the Gilead Foundation. Dr. Parsey received his B.S. in microbiology and biochemistry from the University of Maryland, his M.D. and Ph.D. in immunology from the University of Maryland at Baltimore. He completed his internal medicine residency at Stanford University and his pulmonary and critical care fellowship at the University of Colorado. We believe Dr. Parsey is well-suited to serve on our board of directors due to his years of experience in clinical drug development and his extensive scientific and medical experience.

BOARD AND CORPORATE GOVERNANCE MATTERS
Board Composition
Director Independence
Our board of directors currently consists of eight members. Our board of directors has determined that all of our directors, other than Mr. Raab, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Mr. Raab is not considered independent because he is an employee of our company. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director and director nominee that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s and each nominee’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors, nominees for election to our board of directors or our executive officers.
As described more fully below, the board of directors has also determined that each current member of the compensation committee, the audit and compliance committee and the nominating and corporate governance committee meets the independence standards applicable to those committees prescribed by Nasdaq, the SEC and the Internal Revenue Service.
Classified Board of Directors
In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Leadership Structure of the Board
Our amended and restated bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of chairperson of the board of directors and chief executive officer and/or the implementation of a lead independent director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. Mr. Mott currently serves as the chairperson of the board of directors. In that role, Mr. Mott presides over the executive sessions of the board of directors in which Mr. Raab does not participate and serves as a liaison to Mr. Raab and management on behalf of the board of directors.
Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
General Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit and compliance committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit and compliance committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-persons transactions. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Cybersecurity Governance
Our board of directors also considers cybersecurity risk as part of its risk oversight function and has delegated to the audit and compliance committee oversight of cybersecurity and other information technology risks, including oversight of management’s implementation of our cybersecurity risk management program, maintaining a strategic role in coordinating cyber risk initiatives and policies, and confirming their efficacy.
The audit and compliance committee receives annual reports from management on our cybersecurity posture. In addition, management updates the audit and compliance committee where it deems appropriate regarding any cybersecurity incidents it considers to be significant or potentially significant.
The audit and compliance committee and our management team take steps to stay informed about and monitor efforts to prevent, detect, mitigate, and remediate cybersecurity risks and incidents through various means, which may include briefings from internal security personnel, threat intelligence and other information obtained from governmental, public or private sources, including external consultants engaged by us and alerts and reports produced by security tools deployed in the IT environment.
Meetings of the Board of Directors and Committees
During 2024, the board of directors met nine times, the audit and compliance committee met four times, the compensation committee met three times and the nominating and corporate governance committee met two times. In that year, each director attended at least 75% of the aggregate number of meetings of the board of directors and the committees on which they served. As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Board Committees
Audit and Compliance Committee
Our audit and compliance committee oversees our corporate accounting and financial reporting process, the audits of our financial statements, cybersecurity risk and our compliance with legal and regulatory requirements. Among other matters, the audit and compliance committee:
•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and the audit fee;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•	discusses with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible audit and non-audit services;
•	monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;

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is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates;
•	is responsible for being knowledgeable about the content and operation of our global compliance program and exercising oversight over its implementation and effectiveness;
•	maintains a strategic role in coordinating cyber risk initiatives and policies, and confirming their efficacy; and
•	reviews the audit and compliance committee charter and the committee’s performance.
In 2024, Messrs. Rodgers, Bertrand and Mott served as members of the audit and compliance committee, and they comprise the current members of our audit and compliance committee. Mr. Rodgers serves as the chairperson of the committee. Each of the members of the committee during 2024 met, and each of the current members of our audit and compliance committee meets, the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. Rodgers is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that each of the members of our audit and compliance committee during 2024 was, and each of the current members of our audit and compliance committee is an “independent director” under the heightened independence standards under the applicable rules of Nasdaq. Our audit and compliance committee has been established in accordance with the rules and regulations of the Securities Exchange Act of 1934, as amended. The audit and compliance committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the audit and compliance committee charter is available to security holders on the Company’s website at http://ir.ardelyx.com/corporate-governance.
Compensation Committee
Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers, employees and directors. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers, other than the chief executive officer, based on such evaluations. The compensation committee also periodically reviews the compensation of directors and makes recommendations to the board of directors. The board of directors retains the authority to determine and approve, upon the recommendation of the compensation committee, the compensation of the chief executive officer and our board of directors. Our executive officers submit proposals to the board of directors and compensation committee regarding our executive and director compensation. The compensation committee’s charter permits it to delegate its authority and responsibilities to a subcommittee of compensation committee members, to the extent consistent with our amended and restated certificate of incorporation and Amended and Restated Bylaws.
The compensation committee also approves grants of stock options and other awards under our stock plans. The compensation committee has delegated authority to the chief executive officer to grant stock options to purchase shares of common stock and restricted stock units under our Restated Plan to existing and new non-senior management team employees, with such individual grants to be consistent with equity grant guidelines provided by our compensation consultant and approved by the compensation committee. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter.
In 2024, Messrs. Mott, Bazemore, and Rodgers and Ms. Bhanji served as members of the compensation committee. Messrs. Mott, Bazemore, and Rodgers, and Ms. Bhanji comprise the current members of our compensation committee. Mr. Mott serves as the chairperson of the committee. Each of the members of our compensation committee during 2024 was, and each of the current members of our compensation committee is an “independent director” under the applicable rules and regulations of The Nasdaq Global Market, a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended. The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the compensation committee charter is available to security holders on the Company’s website at http://ir.ardelyx.com/corporate-governance.
For fiscal year 2024, the compensation committee retained Pearl Meyer & Partners, LLC, or Pearl Meyer, a national executive compensation consulting firm, to conduct market research and analysis on our various executive positions, to assist the committee in developing appropriate incentive plans for our executives on an annual basis, to provide the committee and our board of directors with advice and ongoing recommendations regarding material executive compensation decisions, to provide the committee with advice regarding appropriate compensation for our non-employee directors, and to review compensation proposals of management. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Pearl Meyer addressed each of the six independence factors established by the SEC with the compensation committee. Its responses affirmed the independence of Pearl Meyer on executive and director compensation matters. Based on this assessment, the compensation committee determined that the engagement of Pearl Meyer did not raise any conflicts of interest or similar concerns. The compensation committee also evaluated the independence of other outside advisors to the compensation committee, including outside legal counsel, considering the same independence factors and concluded their work for the compensation committee does not raise any conflicts of interest.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our board of directors concerning governance matters.
In 2024, Dr. Lundberg, Ms. Cadoret-Manier, and Mr. Bertrand served as members of the nominating and corporate governance committee. Ms. Cadoret-Manier, Mr. Bertrand and Dr. Parsey will comprise the members of our nominating and corporate governance committee during 2025, with Dr. Parsey’s appointment to the committee effective June 18, 2025. Mr. Bertrand serves as the chairperson of the committee. In June 2024, Dr. Lundberg did not stand for reelection and resigned from the board of directors and all committees of the board upon the expiration of his term. Each of the members of our nominating and corporate governance committee during 2024 was, and each of the current members of our nominating and corporate governance committee is an “independent director” under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the nominating and corporate governance committee charter is available to security holders on the Company’s website at http://ir.ardelyx.com/corporate-governance.
Governance Policies and Principles
Certain Relationships and Related Party Transactions
To enable us to act in the best interest of our stockholders, our board of directors has adopted a related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions.
Policies and Procedures for Related Party Transactions
Our related party transaction policy covers, with certain exceptions set forth in Item 404 of Regulation S-K any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit and compliance committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

The following is a description of transactions either entered into since January 1, 2024 or entered into prior to January 1, 2024 which have continuing obligations and to which we have been a party, in which the amount involved exceeds or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest:
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Indemnification Agreements and Directors’ and Officers’ Liability Insurance. We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by the General Corporation Law of the State of Delaware, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://ir.ardelyx.com/corporate-governance. We expect that any substantive amendments to the code, or any waivers of its requirements, will be disclosed on our website.
Director Attendance at Annual Meetings
Our board of directors has a policy of encouraging director attendance at our annual meetings of stockholders, but attendance is not mandatory. Our board of directors and management team encourage all of our directors to attend the 2025 Annual Meeting. All of our then-serving directors attended our 2024 annual meeting of stockholders (with the exception of Dr. Lundberg who did not stand for reelection and resigned from the board of directors and all committees of the board upon the expiration of his term at our 2024 annual meeting of stockholders).
Stockholder Communications with the Board of Directors
A stockholder may communicate with the board of directors, or an individual director, by sending written correspondence to the Company’s Chief Legal and Administrative Officer at Ardelyx, Inc., 400 Fifth Avenue, Suite 210, Waltham, Massachusetts 02541. The Chief Legal and Administrative Officer will review such correspondence and forward it to the board of directors, or an individual director, as appropriate.
Compensation Committee Interlocks and Insider Participation
During 2024, Messrs. Mott, Bazemore and Rodgers, and Ms. Bhanji served as members of our compensation committee. None of Messrs. Mott, Bazemore and Rodgers, and Ms. Bhanji has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.
Prohibition on Hedging, Pledging and Similar Transactions
We have adopted an Insider Trading Compliance Policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our Insider Trading Compliance Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
All employees, officers, members of our board of directors and certain consultants of the Company are subject to our Insider Trading Compliance Policy. The policy prohibits the covered individuals from purchasing or selling any of our securities while in possession of material nonpublic information.
Our Insider Trading Compliance Policy also prohibits covered individuals, including our NEOs, from (i) making short sales of our securities, (ii) engaging in transactions in puts, calls or other options or derivative instruments related to our securities, (iii) engaging in any hedging or similar transaction designed to decrease the risks associated with holding our securities and (iv) purchasing our securities on margin or pledging our securities as collateral.

Board Diversity
Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) and in recommending candidates for election, the nominating and corporate governance committee, and in approving (and, in the case of vacancies, appointing) such candidates, the board of directors, will take into account many factors, including the following:
•	personal and professional integrity;
•	ethics and values;
•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	experience in the industries in which we compete;
•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•	conflicts of interest; and
•	practical and mature business judgment.
Our nominating and corporate governance committee also considers numerous other qualities, skills and characteristics when evaluating director nominees, including whether the nominee has specific strengths that would augment existing skills and experience of the board, such as expertise and experience in healthcare commercialization and reimbursement, public policy, and finance and capital markets, and whether the nominee brings diversity or leadership experience as a board member or executive of another publicly held company. Our nominating and corporate governance committee may identify nominees using professional search firms that may utilize proprietary screening techniques to match candidates to the specific criteria of our nominating and governance committee.
Currently, our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. Our nominating and corporate governance committee does not have a regard to the consideration of director candidates recommended by our stockholders and will evaluate such candidates on a case-by-case basis. Our nominating and corporate governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for board membership, based on the comprehensive criteria for board membership approved by our board of directors. Stockholders wishing to recommend a candidate for membership on our board of directors for the next fiscal year should follow the procedures described in this proxy statement under the headings “When are stockholder proposals due for next year’s annual meeting?” and “Stockholder Communications with the Board of Directors.”

NON-EMPLOYEE DIRECTOR COMPENSATION
Our board of directors periodically reviews our non-employee director compensation program in consultation with Pearl Meyer and has amended and restated the program from time to time based on recommendations provided by Pearl Meyer. In 2023, our board of directors adopted the Third Amended and Restated Non-Employee Director Compensation Program, or the Director Compensation Program, under which our non-employee directors received compensation during 2024. The Director Compensation Program provides for cash retainers and equity compensation for members of our board of directors who are not employed by us. We do not provide compensation to directors who are employees under the Director Compensation Program. Retainers are paid to our non-employee directors on or about the date of our annual stockholders meeting or, in respect of non-employee directors appointed to our board of directors after the annual stockholders meeting, on the date of appointment but pro-rated to reflect the number of whole or partial months remaining until the next annual stockholders meeting.
Under the Director Compensation Program, our non-employee directors receive an annual retainer of $50,000. Any non-employee chairperson receives an additional annual cash retainer in the amount of $35,000. Non-employee directors receive additional annual retainers of $10,000 for serving on the audit and compliance committee (or $20,000 for serving as the chair of the audit and compliance committee), $7,500 for serving on the compensation committee (or $15,000 for serving as the chair of the compensation committee) and $5,000 for serving on the nominating and corporate governance committee (or $10,000 for serving as the chair of the nominating and corporate governance committee).
Under the Director Compensation Program, each newly appointed or elected non-employee director is automatically granted an option to purchase the lesser of 200,000 shares of our common stock or that number of shares that results in the option having an expected grant date fair value of $300,000 as of the date of appointment or election. In addition, each non-employee director who has been serving on our board of directors for at least six months as of the date of any annual meeting of our stockholders and who will continue to serve as a non-employee director immediately following such meeting automatically is granted an option to purchase the lesser of 100,000 shares of our common stock or that number of shares that results in the option having an expected grant date fair value of $200,000. Each option has an exercise price per share equal to the closing trading price of our common stock on the date of grant or, if the date of grant is not a trading day, the immediately preceding trading day. Each initial non-employee director stock option vests and becomes exercisable as to 1/36th of the shares underlying the option on each monthly anniversary of the grant date, subject to the non-employee director’s continued service on our board of directors through the applicable vesting date. Each annual non-employee director stock option vests and becomes exercisable as to 1/12th of the shares underlying the option on each monthly anniversary of the grant date, subject to accelerated vesting immediately prior to the next annual stockholders meeting, in each case, subject to the non-employee director’s continued service on our board of directors through the applicable vesting date.
The Director Compensation Program also provides that all outstanding equity awards that are held by a non-employee director will become fully vested and/or exercisable as of immediately prior to the consummation of a change in control.
The Director Compensation Program includes the opportunity for non-employee directors to elect to receive fully vested stock awards in lieu of cash retainers. The number of shares of our common stock underlying the stock award is calculated by dividing the amount of the cash retainer by the closing trading price of a share of our common stock on the date of our annual meeting of stockholders (or the immediately preceding trading day if the date of our annual meeting of stockholders is not a trading day), rounded to the nearest whole share. For 2024, each of Messrs. Bertrand, Mott and Rodgers elected to receive a stock award in lieu of their respective 2024 annual cash retainers as calculated pursuant to the preceding sentence.
In 2025, our board of directors adopted the Fourth Amended and Restated Non-Employee Director Compensation Program, or the Fourth Amendment, which amends the Director Compensation Program to increase the retainer for any non-employee chairperson to $37,500; to increase the expected grant date fair value for the equity grant for each newly appointed or elected non-employee director to $450,000, while retaining the maximum share utilization for any such grant to 200,000; and to increase the expected grant date fair value for the annual equity grant for any non-employee director who has been serving on our board of directors for at least six months as of the date of any annual meeting of our stockholders and who will continue to serve as a non-employee director immediately following such meeting to $300,000, while retaining the maximum share utilization for each such annual grant to 100,000.

The Fourth Amendment also provides for the initial non-employee director equity grants and the annual non-employee director equity grants to be comprised of a mix of stock options to purchase shares of our common stock and restricted stock units, with the split of stock options and restricted stock units to be determined by the board of directors. The vesting schedule for the stock options granted to non-employee directors remains unchanged from the Director Compensation Plan. Under the Fourth Amendment, subject to the non-employee director’s continued service on our board of directors through the applicable vesting date, the restricted stock units comprising part of any initial non-employee director grant will vest as to 1/12th of the shares on each Company designated quarterly restricted stock unit vest date, and the restricted stock units comprising part of any annual non-employee director grant will vest as to 1/4th of the shares on each Company designated quarterly restricted stock unit vest date. Further, under the Fourth Amendment, the board may provide each director with the opportunity to defer the issuance of shares underlying any of the restricted stock units that would otherwise be used to the director in connection with the vesting or grant of the restricted stock units until the earliest of: (i) a fixed date properly elected by the director, (ii) the termination of the director’s service, or (iii) a Change in Control (as defined in the Restated Plan).
Members of our board of directors are also reimbursed for reasonable travel and other out-of-pocket expenses.
2024 Director Compensation Table
The following table sets forth information for the year ended December 31, 2024 regarding the compensation awarded to, earned by or paid to our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Robert Bazemore	$57,500	$199,997	$257,497
William Bertrand, Jr., Esq.	$70,000(2)	$199,997	$269,997
Muna Bhanji, R.Ph	$57,500	$199,997	$257,497
Onaiza Cadoret-Manier	$55,000	$199,997	$254,997
David Mott	$110,000(2)	$199,997	$309,997
Richard Rodgers	$77,500(2)	$199,997	$277,497
(1)
The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the non-employee members of our board of directors during 2024 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 13 to the audited financial statements included in our Annual Report on Form 10-K filed on February 20, 2025. The amounts reported in this column exclude the impact of estimated forfeitures related to service-based vesting provisions. Note that amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the directors from the options. In June 2024, each of our non-employee directors was granted an annual option to purchase 40,243 shares of our common stock pursuant to the Director Compensation Program with an exercise price per share of $6.35.

The following table sets forth for the number of shares of our common stock subject to outstanding options held by each of our non-employee directors as of December 31, 2024:

Name	Shares Subject to Outstanding Option
Robert Bazemore	350,775
William Bertrand, Jr., Esq.	365,775
Muna Bhanji, R.Ph	253,167
Onaiza Cadoret-Manier	288,135
David Mott(a)	330,775
Richard Rodgers	355,775
(a)	Includes options to purchase 110,000 shares of our common stock that Mr. Mott holds for the benefit of entities associated with New Enterprise Associates.
(2)
Pursuant to the Director Compensation Program, each of Messrs. Bertrand, Mott and Rodgers elected to receive a fully vested stock award in lieu of their respective 2024 annual cash retainers. The fully vested stock awards consisted of 11,023, 17,322 and 12,204 shares of our common stock for Messrs. Bertrand, Mott and Rodgers, respectively. The number of shares of our common stock issued was calculated by dividing the annual retainer otherwise payable in cash at the 2024 Annual Meeting of Stockholders as reported in this column by $6.35, which was the closing trading price of our common stock on the date of the 2024 Annual Meeting of Stockholders, rounded down to the nearest whole share. The value of the cash fees the non-employee directors would have received had they not elected to receive stock awards is reported in this column.

PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are providing stockholders an opportunity to cast a non-binding, advisory vote to approve the compensation of our Named Executive Officers, or NEOs (sometimes referred to as a “Say-on-Pay” vote). Accordingly, you have the opportunity to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting on the following non-binding resolution at the 2025 Annual Meeting:
“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the accompanying compensation tables and the related narrative disclosure in the proxy statement.”
In deciding how to vote on this proposal, you are encouraged to review the accompanying compensation tables and the related narrative disclosure. As described in detail in the sections entitled “Compensation Discussion and Analysis” and “Details of our Compensation Program,” our compensation programs are designed to reward, motivate, attract and retain top talent by rewarding performance based upon achievement of pre-approved annual goals and objectives. A portion of each NEO’s compensation is contingent upon overall corporate performance as well as specific performance metrics particular to each NEO’s position and consistent with the NEO’s role on the management team. We believe that our compensation programs align the interests of our NEOs with that of our stockholders and provide motivation for high performance levels from our NEOs.
Vote Required
Approval, on a non-binding, advisory basis, of the compensation of our NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, requires the affirmative vote of the majority of votes cast (excluding abstentions and broker non-votes). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
While your vote on this proposal is advisory and will not be binding on the board of directors, the compensation committee, the Company, and the board of directors value the opinions of the stockholders on executive compensation matters and will take into consideration the outcome of the vote when making future executive compensation decisions, to the extent they can determine the cause or causes of any significant negative voting results. Unless the board of directors modifies its determination on the frequency of future Say-on-Pay advisory votes, the next Say-on-Pay advisory vote will be held at the fiscal 2026 annual meeting of stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY
STATEMENT.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of March 31, 2025.

Name	Age	Position(s)
Michael Raab	60	President, Chief Executive Officer and Director
Justin Renz	53	Chief Financial and Operations Officer
Elizabeth Grammer, Esq.	61	Chief Legal and Administrative Officer
Laura Williams, M.D., M.P.H.	62	Chief Medical Officer(1)
Mike Kelliher	48	Executive Vice President, Corporate Development and Strategy
Eric Foster	50	Chief Commercial Officer

(1)
Dr. Williams began the transition into her new role as Chief Patient Officer in early 2025; however, Dr. Williams will continue to serve as Chief Medical Officer until a new Chief Medical Officer has been identified and commenced employment.

The following biographical information is furnished with regard to our executive officers as of April 15, 2025:
Mr. Raab’s biographical information is included above under “Class II Nominees for Director.”
Justin Renz has served as our Chief Financial and Operations Officer since January 2023, and served as our Chief Financial Officer from June 2020 to January 2023. Beginning in 2017, Mr. Renz held various positions of increasing responsibility at Correvio Pharma Corp, a specialty pharmaceutical company, most recently as its President and Chief Financial Officer at the time of its acquisition by Advanz Pharma in May 2020. From 2014 to 2017, Mr. Renz was the Executive Vice President and Chief Financial Officer of Karyopharm Therapeutics, Inc. (Nasdaq: KTPI). Prior to that, from 2006 to 2014, Mr. Renz held a variety of financial positions with Zalicus Pharmaceuticals Ltd., a biopharmaceutical company, including most recently as Executive Vice President and Chief Financial Officer at the time of its acquisition by Epirus Biopharmaceuticals, Inc. in 2014. Mr. Renz received his B.A. in economics and accounting from the College of the Holy Cross, a M.S. in Taxation from Northeastern University and an M.B.A. from Suffolk University.
Elizabeth Grammer, Esq., has served as our Chief Legal and Administrative Officer since January 2020, and formerly served as our General Counsel from May 2014 to January 2020, and as our vice president responsible for legal affairs from December 2012 until May 2014. Ms. Grammer has also served as a director of Sagimet Biosciences, Inc. (Nasdaq: SGMT) since May 2021. From 2006 to December 2012, Ms. Grammer served as an independent outside corporate counsel for public and private biotechnology companies, including Ardelyx from January 2010 until December 2012. From 2001 to 2006, Ms. Grammer served as Vice President and General Counsel of Trine Pharmaceuticals, Inc., a biopharmaceutical company. In addition, Ms. Grammer previously served as independent outside corporate counsel to GelTex Pharmaceuticals, a biopharmaceutical company from 1998 until its acquisition by Genzyme Corporation, a biotechnology company, in 2020. Ms. Grammer received a B.A. from Boston University and a J.D. from Stanford Law School.
Laura Williams, M.D., M.P.H., has served as our Chief Patient Officer since April 2025 and as our Chief Medical Officer since October 2021. Before that, Dr. Williams served as our Senior Vice President, Global Therapeutic Strategies and Patient Advocacy from November 2020 until October 2021. Dr. Williams serves on the board of directors of the National Kidney Foundation in Northern California, Oregon and Washington State (CNOW), as well as on the board of trustees of the American Kidney Fund. Previously, Dr. Williams served as a director of Imara, Inc. from June 2021 until its acquisition by Enliven Therapeutics, Inc (Nasdaq: ELVN) in February 2023. Prior to Ardelyx, Dr. Williams served as Senior Vice President, Head of Clinical Development and Biostatistics at AMAG Pharmaceuticals, a pharmaceutical company, from September 2017 to January 2020, and as Vice President, Clinical Development at Myovant Sciences (NYSE: MYOV) from September 2016 to August 2017. Dr. Williams held roles of increasing responsibility at AbbVie Pharmaceuticals (Nasdaq: ABBV) from January 2013 to July 2016, and at Abbott Laboratories, Inc. (NYSE: ABT) from July 1998 to December 2012. Dr. Williams received a B.S. degree in Pre-Medicine/Pre-Medical Studies and Biochemistry from Mississippi State University, a M.D. from University of Iowa, and a M.P.H. degree in Epidemiology from University of Washington, where she also completed a clinical fellowship in Infectious Diseases. Dr. Williams completed her residency training in Internal Medicine at University of Michigan, where she also served as Chief Medical Resident and Junior Faculty.

Mike Kelliher has served as our Executive Vice President, Corporate Development and Strategy since March 2024. From November 2014 to March 2024, Mr. Kelliher worked at Horizon Therapeutics (Nasdaq: NZNP), which was acquired in October 2023 by Amgen (Nasdaq: AMGN). Mr. Kelliher most recently served as Group Vice President, M&A and Business Development at Horizon Therapeutics from January 2022 to March 2024 and Vice President Business Development from April 2016 to December 2021. Prior to his time at Horizon Therapeutics, from 2009 to 2014, Mr. Kelliher held financial roles at Elan Corporation (now Perrigo Company), a public pharmaceutical company. Mr. Kelliher received a Bachelor of Commerce degree from the University College Cork (Ireland).
Eric Foster has served as our Chief Commercial Officer since August 2024. Before that, Mr. Foster served as Senior Vice President and U.S. General Manager at Amgen (Nasdaq: AMGN), following the acquisition of Horizon Therapeutics (Nasdaq: HZNP) in October 2023 where he served as Senior Vice President and General Manager of the Gout and Ophthalmology Business Units from October 2022 until October 2023 and Group Vice President and General Manager of the Gout Business Unit from May 2021 until October 2022. Prior to his time at Horizon Therapeutics, from 2010 to 2021, Mr. Foster held roles of increasing responsibility within the sales and marketing organization at GlaxoSmithKline Plc (LSE/NYSE: GSK) across a variety of immunology and rare disease products, including serving as Vice President of Immunology Marketing, Senior Global Marketing Director and Field Sales Vice President. Mr. Foster began his career in sales and market access at Johnson & Johnson (NYSE: JNJ). Mr. Foster holds a Bachelor of Arts in Economics degree from the University of Georgia and a Master of Business Administration from Auburn University.

COMPENSATION DISCUSSION AND ANALYSIS
The following is a discussion and analysis of the compensation program for our named executive officers, or NEOs. This section covers our philosophy, programs, processes, decisions, and other relevant information for fiscal year 2024.
Our NEOs for fiscal year 2024 were as follows:

Executive	Role
Michael Raab	President, Chief Executive Officer and Director (PEO or CEO)
Justin Renz	Chief Financial and Operations Officer (PFO or CFO)
Elizabeth Grammer	Chief Legal and Administrative Officer
Laura Williams, M.D., M.P.H.	Chief Medical Officer(1)
Michael Kelliher	Executive Vice President, Corporate Development and Strategy

(1)
Dr. Williams began the transition into her new role as Chief Patient Officer in early 2025; however, Dr. Williams will continue to serve as Chief Medical Officer until a new Chief Medical Officer has been identified and commenced employment.

Executive Summary
This section covers our key performance and organizational highlights, the resulting key compensation actions, and our governance best practices.
We are a patient-focused biopharmaceutical company founded with a mission to discover, develop and commercialize innovative, first-in-class medicines that meet significant unmet medical needs. We operate in a highly competitive environment for talented senior executives that are needed to achieve our mission. As such, we offer competitive compensation to attract and retain these individuals within our overarching philosophy to pay for performance and create shareholder value.
2024 Business Performance and Organizational Highlights
2024 was an exceptional year for our Company, achieving net product sales revenue of $319.2 million through our two commercial products, IBSRELA® and XPHOZAH®.

$158.3 million 2024 net product sales revenue of IBSRELA (tenapanor)	$160.9 million 2024 net product sales revenue of XPHOZAH (tenapanor) in first full year of commercialization

•	Other business achievements
○
Strengthened our balance sheet. As of December 31, 2024, we had total cash, cash equivalents and short-term investments of $250.1 million, compared to $184.3 million as of December 31, 2023 primarily driven by our strong commercial performance and $50.0 million of additional proceeds that we drew in October 2024 under our loan agreement with investment affiliates managed by SLR Capital Partners (SLR).

○
Increased availability of capital. In October 2024, we amended our loan agreement with SLR. Pursuant to the amendment, in addition to drawing $50 million at Secured Overnight Financing Rate (SOFR) plus 4.02%, we also added the opportunity to draw an additional $50 million at the same interest rate on or before June 30, 2025. In addition, we extended the interest-only period for existing and new tranches under the loan agreement until July 1, 2028.

○
Growth in total scripts. Continued growing demand for IBSRELA and XPHOZAH throughout 2024 was demonstrated by increases in new and refill prescriptions as well as growth in new and repeat writing healthcare providers.

○
Initiated pediatric study. In 2024, we initiated a randomized, double-blind, placebo-controlled study to assess the efficacy, safety and tolerability of IBSRELA in pediatric patients (≥12 and <18 years old) with IBS-C.

○	Delivered on our commitment to patients. In 2024, we reinforced our commitment to patients by advancing our legal and legislative efforts to exclude oral only drugs from the End Stage Renal

Disease Prospective Payment System and the Company continues to take measured steps to help preserve the decision making authority of nephrology healthcare providers in phosphate management under the newly enacted CMS policy.
•	Organizational highlights
○	In March 2024, the Company announced the appointment of veteran biopharma executive Michael Kelliher as Executive Vice President, Corporate Development and Strategy.
○	In August 2024, the Company announced the appointment of experienced biopharma executive, Eric Foster, as Chief Commercial Officer.
2024 Compensation Actions
Our Compensation Committee (the “Committee” for purpose of this Compensation Discussion and Analysis section), or in the case of our CEO compensation, our full board of directors, took several actions related to our NEOs’ 2024 compensation. These actions were informed by our compensation philosophy and objectives, and other factors as detailed in the “Compensation Philosophy and Process” section.

Topic	Key Actions
Base Salaries
• Approved 2024 salaries for our NEOs
•
The increase in base salary from 2023 averaged 9.5% for our NEOs (excluding Mr. Kelliher who started in March 2024), reflecting (i) a merit increase component, as well as (ii) market adjustments to bring NEOs to within a competitive range of the 50th percentile of the market compensation group recommended by Pearl Meyer (the “Market Data”)
•
Set Mr. Kelliher’s salary at the 50th percentile of the Market Data

Cash Performance Incentive Program
• Approved target bonus levels for each NEO for 2024
•
Established corporate goals for 2024 across a number of key areas, including financial, regulatory, scientific, operational, and people
•
Evaluated performance relative to these goals and approved a corporate goal performance score of 92% for 2024

Equity Awards
•
Established a 2024 long-term incentive program, comprised of grants of stock options and restricted stock units (RSUs), each with a four-year vesting schedule
•
Approved grants to our NEOs within the established program
•
Set grant amounts based on an average of a targeted long-term incentive value and a targeted long-term incentive award as a percentage of common shares outstanding
•
Applied this same logic to Mr. Kelliher’s grant upon his hiring

Key Governance Attributes
Our compensation program is supported by a number of key features, processes, and decisions that reflect good governance and best practice.

What We Do	What We Don’t Do

 ☑
Evaluate compensation against a set of comparable companies
☑
Target our compensation opportunities within established market ranges, typically the 50th percentile with flexibility to adjust as business needs dictate
☑
Use multiple incentive plan metrics covering key financial, scientific, operational, strategic, and people goals
☑
Utilize both short- and long-term incentives to balance risk and reward
☑
Allow the Committee full negative discretion to reduce incentives
☑
Maintain a compensation recoupment policy
☑
Engage an independent consultant to advise our Committee
☑
Assess the risk of our compensation program

 ☒
No guarantees for increases to annual compensation
 ☒
No single trigger vesting of equity in connection with a change in control unless equity awards are not assumed
 ☒
No excessive perquisites or executive benefits
 ☒
No hedging or pledging of company stock
 ☒
No repricing of outstanding equity awards without stockholder approval
 ☒
No excise tax gross ups

Compensation Philosophy and Process
This section covers our key beliefs and objectives regarding the 2024 compensation program, and the process we undertake to evaluate compensation and make decisions.
Compensation Philosophy
Our compensation program is designed to support our overarching mission as a company; to discover, develop and commercialize innovative, first-in-class medicines that meet significant unmet medical needs. To achieve our mission, it is critical that our compensation program is structured to:
•	Attract and retain individuals who can contribute meaningfully to our mission
•	Motivate individuals to achieve our business objectives that support our mission
•	Measure performance across a number of metrics to drive holistic performance
•	Align the interests of our NEOs and shareholders to create value over time

Our compensation philosophy allows for flexibility in establishing compensation levels and pay mix for NEOs. This flexibility is important to ensure our executive compensation program is competitive and that our compensation decisions appropriately reflect the contributions and profile of each of our NEOs. For all NEOs, the mix of target compensation elements is heavily weighted toward variable compensation, including our cash incentive and long-term incentive plans, that are based on a variety of strategic, financial, and operational goals, as well as the Company’s stock price performance. The CEO’s target compensation places a greater emphasis on variable compensation than that of the other NEOs because our CEO’s actions have a greater influence on the performance of the Company as a whole.

As a growth-oriented biopharmaceutical company in a rapidly changing industry, our evaluation of performance cannot always be captured though pre-established objectives. We therefore allow for an appropriate amount of informed judgement in arriving at compensation outcomes for NEOs as well as other employees in our Company. This informed judgement can be negative or positive, and is generally limited to the overall scoring of our corporate objectives at year end. The three-year history of bonus funding levels demonstrates the Committee’s rigor in determining corporate bonus ratings has been appropriate.

Three Year Corporate Bonus Funding History (% of Target)
2022	2023	2024
85%	92%	92%

The Committee considers the following factors when determining compensation for our NEOs:

Internal Factors	External Factors
• Current compensation levels	• Current market conditions
• Company performance	• Current business conditions
• Individual performance	• Labor market supply and demand
• Scope and criticality of NEO’s role	• Compensation trends
• Outstanding equity value	• Compensation levels at peer group
• Relative compensation to other NEOs	• Results of our “say-on-pay” vote

The weighting of these and other relevant factors is determined on an individual basis for each NEO after consideration of the relevant facts and circumstances.
Review of 2024 “Say-on-Pay” Vote
We currently hold an advisory vote of our NEO compensation each year. We carefully consider the results of this vote from the preceding year. At our 2024 Annual Meeting of Stockholders, approximately 94% of the votes were cast in favor of the compensation of our NEOs, as disclosed in our 2024 Proxy Statement. The Committee considered the results of the 2024 stockholder advisory vote on executive compensation when determining our 2025 executive compensation and will continue to consider our say-on-pay results, as well as feedback we receive throughout the year when making decisions about our executive compensation program.
Compensation Process
Each year, the Committee undergoes a comprehensive process to review, evaluate, and make decisions regarding our compensation program. To support these efforts, the Committee engages with Pearl Meyer, its independent compensation consultant, as well as management.
•
The Role of the Committee. Our Committee, appointed by our board of directors, is responsible for, among other things, establishing, implementing and monitoring our compensation philosophy and objectives, overseeing and approving the compensation elements and targets for each of our NEOs, making determinations concerning our incentive programs, administering our Company’s stock-based compensation plans, and approving the benefits offered to NEOs. Compensation decisions for the CEO are subject to review and approval by the full board of directors.

•
The Role of Management. Our CEO annually reviews each NEO’s performance (excluding himself), and recommends salary adjustments and incentive awards with the Committee. Our Chief Legal and Administrative Officer provides data and participates in Committee meetings to provide context and perspective on appropriate matters. Collectively, our CEO and Chief Legal and Administrative Officer also develop, with assistance from other executive officers, and propose corporate objectives for the purpose of our annual cash-based incentives, and may also assist in developing other compensation proposals as may come up from time to time. While our Committee utilizes this information, the ultimate decisions regarding fiscal 2024 executive compensation were made by our Committee and our board of directors.

•
The Role of the Independent Consultant. Pearl Meyer serves as the Committee’s independent consultant and provides information and advice on executive and non-employee director compensation matters to the Committee. Pearl Meyer advises the Committee on all the principal aspects of executive compensation, and attends meetings of the Committee when requested.

Use of Market Data
When making compensation decisions, our board of directors and compensation committee considered advice and Market Data provided by Pearl Meyer. Pearl Meyer recommended a market compensation group in 2023 that informed 2024 compensation program decisions. The recommended peer group reflected companies with the following characteristics, which were determined to be reflective of our Company’s profile at that time.

Company Profile	• U.S. based • Traded on a major stock exchange • Biotechnology or pharmaceutical company • Commercial stage
Size	• Market capitalization of $200 million to $2,500 million • Revenues of $40 million to $400 million • Full time employees of 40 to 500
Other Factors	• Preference for nephrology or gastroenterology indications • Preference for headquartered in California or Massachusetts

Based on this criteria, Pearl Meyer recommended, and the Committee approved, the following 20 companies to serve as the peer group for setting 2024 compensation.

• Akebia Therapeutics, Inc. • Catalyst Pharmaceuticals, Inc. • Coherus BioSciences, Inc. • Collegium Pharmaceutical, Inc. • Deciphera Pharmaceuticals, Inc.	• Eagle Pharmaceuticals, Inc. • Enanta Pharmaceuticals, Inc. • EyePoint Pharmaceuticals, Inc. • Heron Therapeutics, Inc. • Intercept Pharmaceuticals, Inc.	• Ironwood Pharmaceuticals, Inc. • Karyopharm Therapeutics Inc. • MannKind Corporation • Mirum Pharmaceuticals, Inc. • Ocular Therapeutix, Inc.	• Rigel Pharmaceuticals, Inc. • Travere Therapeutics, Inc. • Vericel Corporation • Xencor, Inc. • Xeris Biopharma Holdings, Inc.

In addition to the compensation peer group detailed above, Pearl Meyer also made use of compensation survey data in leveling our NEO compensation to the market. Like the compensation peer group, this survey data was customized to reflect companies that have a similar profile to our Company to ensure the comparisons were appropriate.
The Committee generally references compensation paid by the peer group companies to similarly situated employees at the 50th percentile when evaluating the compensation levels of our NEOs .
Compensation Program
For fiscal year 2024, our executive compensation program consisted of the following elements, each established as part of our program in order to achieve the compensation objective specified below:

Compensation Element	Compensation Objectives Designed to be Achieved and Key Features
Base Salary	Base salary attracts and retains talented executives, recognizes individual roles and responsibilities and provides stable income.
Cash-Based Incentive Compensation	Directly ties pay to key corporate metrics, which we believe will lead to sustained value for all stakeholders over the long term.
Equity-Based Compensation
Equity-based compensation, provided in the form of stock options and restricted stock units, reinforces the importance of a long-term, ownership orientation, creates alignment with our stockholders, and promotes retention.

Severance and Other Benefits Potentially Payable upon Termination of Employment or Change in Control	Provides our executives security to focus on executing our strategies that support achieving our mission.
Retirement, Health and Welfare Benefits	Provides our executives with security to focus on executing our strategies that support achieving our mission.

Base Salaries
The base salaries of our NEOs are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program. Base salaries for our NEOs were initially established through arms-length negotiation at the time an executive was hired. Generally, the Committee will review our NEO base salaries on an annual basis, and more frequently in such cases as a promotion or change in role.
During fiscal year 2024, the Committee increased the annual base salary for Messrs. Raab and Renz, Ms. Grammer and Dr. Williams by 10%, 10%, 10% and 8%, respectively, following the Committee’s evaluation of each NEO’s individual performance and its review of Market Data. Mr. Kelliher’s annual base salary was established in connection with his commencement of employment with us. In establishing Mr. Kelliher’s annual base salary as part of arm’s length negotiations with him, the Committee considered the annual base salaries of other NEOs, Mr. Kelliher’s experience and Market Data.

The following table sets forth the base salaries of our NEOs for fiscal year 2024:

NEO Fiscal Year 2024 Base Salary
Michael Raab	$770,000
Justin Renz	$517,000
Elizabeth Grammer	$509,300
Laura Williams, M.D., M.P.H.	$522,720
Michael Kelliher	$440,000

Cash-Based Incentive Compensation
We consider annual cash incentive bonuses to be an important component of our total compensation program and provides incentives necessary to retain and motivate NEOs. For 2024, our NEOs were eligible to receive performance-based cash incentives pursuant to the achievement of certain corporate performance objectives, as well as reflecting on their individual performance (excluding our CEO, who has a bonus opportunity based entirely on corporate performance).
The performance goals for these annual performance cash bonuses were evaluated by our compensation committee and approved by our board of directors. The determination of the bonus amounts paid to our NEOs generally reflects a number of considerations, including the NEO’s target bonus opportunity and the performance of the Company against corporate goals, as well as their individual performance.
Each NEO’s target bonus opportunity for 2024 performance is expressed as a percentage of base salary and is detailed below.

NEO Fiscal Year 2024 Target Cash Incentive (% of Base Salary)
Michael Raab	70%
Justin Renz	45%
Elizabeth Grammer	45%
Laura Williams, M.D., M.P.H.	45%
Michael Kelliher	45%

Our board of directors or our Committee has historically reviewed these target percentages annually to ensure they are appropriate and competitive, but does not follow a formula in determining them, though internal parity among NEOs and Market Data have the most impact on each NEO’s target percentage. Accordingly, following its review of Market Data, the Committee increased Mr. Raab’s target percentage by 10% over the target percentage for fiscal year 2023 and Mr. Renz’s, Ms. Grammer’s and Dr. Williams’ target percentage by 5% over their target percentage for fiscal 2023. Mr. Kelliher’s target percentage was established in connection with his commencement of employment in March 2024.
For determining performance bonus amounts for our NEOs for 2024, the Committee established the following percentage allocations for corporate performance and individual performance for each NEO. These allocations are unchanged from the previous year. The Committee believes that the CEO’s bonus should be based entirely on corporate performance given the scope and nature of the role as principal executive officer and his responsibility for the Company as a whole. The Committee determined that other NEOs should have a majority of their annual performance cash bonus determined by corporate performance, however some portion should reflect their performance as an individual and functional leader of the Company. The following table provides the breakout of corporate and individual performance, where applicable.

Role	Corporate Performance Allocation	Individual Performance Allocation	Total Allocation
CEO	100%	—	100%
Other NEO	80%	20%	100%

At the beginning of 2024, our Committee and board of directors set our corporate performance goals which covered a broad array of categories that were important to achieving our mission and creating stockholder value.

Each category has an assigned weight, which underscores the relative importance of the goal. Additionally, each category has a number of goals which serve as an evaluation tool for the Committee at year end when assessing Company performance. The Committee has the authority to provide no credit, partial credit, full credit, or more for each category and in total. The scoring of each category reflects the Committee’s evaluation, which sums to a total corporate score based on the category weightings.
Discussion of Corporate Objective Goal Scoring
The Committee reviewed each category of corporate objectives, as well as management’s proposed scoring and underlying rationale, in approving the corporate funding total for 2024.

Category	Weighting	Score	Weighted Score
Product Revenue	55.0%	104.5%	57.48%
Regulatory & Government Affairs	15.0%	50.0%	7.5%
Pipeline	7.5%	80.0%	6.0%
Operational	7.5%	85.0%	6.38%
Finance	10.0%	101.5%	10.15%
People & Compliance	5.0%	90.0%	4.5%
Total	100%	—	92.0%*

*	Weighed score does not add to the total due to rounding
Corporate Goals
•
Product Revenue. The goals for this category related to our net product sales revenue for IBSRELA and XPHOZAH. While the distribution of net revenue was different than budgeted, the Company achieved combined revenue levels that exceeded the total budgeted net revenue for the year. Specifically, the Company budgeted aggregate net product revenue for IBSRELA and XPHOZAH was $258.7 million, with IBSRELA net product revenue budgeted at $174.5 million and XPHOZAH net product revenue budgeted at $84.2 million.

•
Regulatory and Government Affairs. The goals for this category related to maintaining and expanding access to patients in support of our mission. Access to our products can be impacted by matters over which we have significant influence, including our distribution strategy and patient assistance programs, but can also be impacted by matters over which our influence is much more limited, such as payor coverage. The Company made significant progress in positively impacting access for our patients and achieved some, but not all of the goals, which resulted in a partial credit score based on the Committee’s assessment of the Company’s performance in advancing patient access through various actions.

•
Pipeline. The goals for this category related to activities in support of advancing our pipeline. Among them was hiring a head of corporate development and strategy, as well as conducting a strategic evaluation of our product pipeline and other discovery related items. The Committee determined that the Company achieved some, but not all of these goals, resulting in a partial credit score on this category based on the Committee’s evaluation of the progress made towards various pipeline initiatives and the opportunities presented to the board of directors for expansion of IBSRELA and XPHOZAH in new territories.

•
Operational. These goals related to our manufacturing and supply chain efforts. Specifically managing inventory levels, executing on commercial supply agreements, and manufacturing facility buildouts. The Committee awarded credit to the Company for entering into commercial supply agreements with two manufacturers during 2024, however, partial credit was deducted from this category based on the Committee’s evaluation of the management of inventory levels.

•	Financial. These goals related to managing our operating expenses to ensure appropriate cash levels. The Company exceeded its target goal with respect to budget expense performance. Total operating expenses were approximately $311 million for fiscal year 2024 as compared to the annual operating budget of $326 million. The Committee also assessed the Company’s year-end cash balance of approximately $251 million, using its discretion to score performance, and awarded the Company enhanced credit on this category.
•
People. These goals related to advancing our organizational capabilities and culture. Specifically, the goals were centered around identification and retention of key talent, development of succession plans, and compliance rates on company-provided training. The Company completed a succession planning exercise and identified and hired key talent. The Company also improved in its achievement of its compliance training goal as compared to fiscal year 2023 but fell short of the target of having 95% of compliance training complete by new hires within 60 days of their start date. Overall, the Committee determined that the Company achieved most, but not all of the underlying goals and awarded partial credit on this category.

Discussion of Individual Goal Scoring
In addition to the corporate goal scoring, the Committee also evaluated each NEO for their individual performance in consultation with the CEO. Given the collective success of the team during 2024, the CEO recommended, and the Committee approved, that all NEOs would receive an individual score equal to the corporate score.
2024 Cash Incentive Payouts

NEO	Base Salary	Target Bonus (% of Base Salary)	Target Bonus Amount	Total Bonus Achieved	Total Bonus Achieved as a % of Target Bonus
Michael Raab	$770,000	70%	$539,000	$495,880	92%
Justin Renz	$517,000	45%	$232,650	$214,038	92%
Elizabeth Grammer	$509,300	45%	$229,185	$210,850	92%
Laura Williams, M.D., M.P.H.	$522,720	45%	$235,224	$216,406	92%
Michael Kelliher	$440,000	45%	$198,000	$182,160	92%

In addition to our formal cash incentive program, the Committee may approve discretionary bonuses to be paid to our NEOs from time to time, when it determines it to be appropriate to attract and retain talent, reward performance, or incentivize future results. There were no such bonuses awarded for fiscal year 2024.
Equity-Based Compensation
The Committee views equity-based compensation as a critical component of our total compensation program. Equity-based compensation creates an ownership culture among our NEOs that provides an incentive to contribute to our mission and align interest of NEOs with those of our stockholders. We do not currently have any formal policy for determining the number of equity-based awards to grant to NEOs, though our Committee does reference the Market Data from our independent consultant when approving annual equity awards, as well as reflects on our philosophy, program objectives, and key factors as described above.
For 2024, the Committee reviewed Market Data that captured both the grant date fair value of long-term incentives provided, as well as the size of long-term incentive grants expressed as a percentage of a company’s common shares outstanding at that time. The Committee determined both reference points were important given the volatility of our share price leading up to the grant date, as well as the Committee’s desire to balance delivering competitive value and awards that were not excessively dilutive to stockholders or punitive to our NEOs on that basis.
The Committee determined to allocate 50% of each NEO’s equity award to time-vesting stock options and 50% to time-vesting Restricted Stock Units (RSUs) applying a 1.28 to 1 ratio for options to RSUs. The Committee reviewed Market Data and considered its desire to balance risk and reward, the volatility of our stock, and the motivational and retention aspects of the awards in arriving at the decision to grant an equal mix of stock options and RSUs (after applying the 1.28 to 1 ratio of options to RSUs described above). In sizing each equity award, the Committee referenced the 50th percentile of the Market Data, as well as internal equity among NEOs.
As such, on January 16, 2024, in connection with our annual compensation review and approvals, the Committee approved the following grants to each of our NEOs other than Mr. Kelliher, who was not yet employed at our Company. Mr. Kelliher received a new hire grant upon commencing employment with us in March 2024, which was structured in the same fashion as the annual grants, while reflecting arm’s length negotiations.

NEO	Award Type	Number of Shares Underlying Stock Options	Number of RSUs	Resulting Grant Date Fair Value
Michael Raab	Annual	605,904	475,000	$8,335,121
Justin Renz	Annual	164,000	127,750	$2,248,883
Elizabeth Grammer	Annual	164,000	127,750	$2,248,883
Laura Williams, M.D., M.P.H.	Annual	152,127	118,750	$2,088,255
Michael Kelliher	New Hire	205,000	160,000	$2,470,303

Each annual stock option grant disclosed above vests and becomes exercisable in substantially equal monthly installments over four years from the grant date, subject to each holder continuing to provide services to us through such dates. The New Hire stock option grant awarded to Mr. Kelliher also vests and becomes exercisable over four years from the grant date, subject to Mr. Kelliher continuing to provide services to us through such dates but contains a one-year cliff vest of 25% of the award, with vesting thereafter on a monthly ratable basis. The Annual RSU grants vest in substantially equal quarterly installments over four years on each of the Company’s designated quarterly RSU vest dates following the grant date, subject to each holder continuing to provide services to us through such dates. Our New Hire RSUs contain a one-year cliff vest of 25% of the award, with vesting thereafter on a quarterly ratable basis.
Retirement Savings and Health and Welfare Benefits
Retirement Programs
We maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. In 2023, the compensation committee and board of directors approved matching employer contributions under our 401(k) plan for all employees participating in the 401(k) plan, with all contributions to vest immediately, and the Company match to be 0.5% of the first 3% of the employee’s contribution.
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans. These health and welfare plans include medical, dental and vision benefits; short-term and long-term disability insurance; and supplemental life and AD&D insurance.
Perquisites and Other Personal Benefits
We did not provide any perquisites or personal benefits to our NEOs not otherwise made available to other employees in 2024.
Employment and Severance Arrangements
We have entered into an employment agreement with our CEO and an offer letter and a change in control severance agreement with each of our other NEOs. Our CEO’s employment agreement and our NEOs’ offer letters set forth the terms and conditions of employment of our NEOs, including base salary and standard employee benefit plan participation and, in the case of offer letters, initial equity awards. Our CEO’s employment agreement and other NEOs’ change in control severance agreements provide for severance benefits and payments upon certain terminations without cause or resignations for good reason. The Committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. In particular, such arrangements can serve to mitigate a potential disincentive for them when they are evaluating a potential acquisition of the Company and can encourage retention through the conclusion of the transaction. The payments and benefits provided under our CEO’s employment agreement and our other NEOs’ change in control severance agreements are described in more detail and quantified below under “—Potential Payments Upon Termination or Change in Control.”
Other Aspects of our Compensation Program
Recovery of Erroneously Awarded Compensation Policy
Our Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) is intended to comply with SEC and Nasdaq listing standards and maintain a culture of focused, diligent, and responsible management that discourages conduct detrimental to our growth. Accordingly, as set forth in the Clawback Policy, we are required to recover certain erroneously paid incentive-based compensation of our current and former executive officers in the event we are required to prepare a qualifying accounting restatement. The Clawback Policy provides that such erroneously paid incentive-based compensation may also be recovered from other compensation payable by us.
Equity Granting Practices
From time to time, we grant equity awards, including stock options and RSUs, to our employees, including our NEOs. Our typical practice is to grant employee equity awards upon an individual’s commencement of employment. We typically grant annual refresh employee equity grants in the first quarter of each fiscal year, which refresh grants are typically approved at a regularly scheduled meeting of the Committee occurring in such quarter. In addition, non-employee directors receive grants of initial and annual equity awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of our stockholders, respectively, pursuant to our non-employee director compensation program. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Committee considers whether there is any material nonpublic information (“MNPI”) about our Company when determining the timing of stock option grants and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation.
During fiscal year 2024, we did not grant stock options or similar option-like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses MNPI.
Insider Trading
All employees, officers, members of our board of directors and certain consultants of the Company are subject to our Insider Trading Compliance Policy. The policy prohibits the covered individuals from purchasing or selling any of our securities while in possession of material nonpublic information. Our Insider Trading Compliance Policy also prohibits covered individuals, including our NEOs, from (i) making short sales of our securities, (ii) engaging in transactions in puts, calls or other options or derivative instruments related to our securities, (iii) engaging in any hedging or similar transaction designed to decrease the risks associated with holding our securities and (iv) purchasing our securities on margin or pledging our securities as collateral.
Accounting and Tax Considerations
As a general matter, our Committee reviews and considers the various tax and accounting implications of compensation programs we utilize. We account for equity compensation paid to our employees under the rules of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”). Accounting standards also require us to record cash compensation as an expense at the time the obligation is accrued.

Compensation Risk Assessment
The Committee carefully considered whether our compensation policies and practices were reasonably likely to have a material adverse effect on the Company. The Committee believes that the mix and design of our compensation plans and policies do not encourage management to assume excessive risks and are not reasonably likely to have a material adverse effect on the Company. The Committee considered several factors in assessing the overall risk of our compensation program:

☑	We offer a base salary component of compensation, as well as certain health and welfare benefits, to provide employees fixed compensation and support regardless of performance
☑	Our Cash Based Incentive Compensation Program has a range of metrics and outcomes that promote a balanced view of performance and is not binary in application
☑	Certain aspects of the Company’s Cash Based Incentive Program include qualitative consideration, which restrain the influence of formulae or quantitative factors on excessive risk taking
☑	We use multiple incentive plan metrics covering key financial, scientific, operational, strategic, and people goals
☑	We set performance goals that we believe are reasonable to achieve
☑	The Committee has full discretion to adjust the Cash Based Incentive Compensation funding at the end of year
☑	We utilize both short- and long-term incentives to balance risk and reward
☑	We grant long-term incentive awards that have a multi-year vesting schedule to promote a long-term view and decision-making
☑	We maintain a Clawback Policy

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on such review and discussions, it has recommended to the board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Committee
David Mott, Chairperson
Robert Bazemore
Muna Bhanji
Richard Rodgers

EXECUTIVE COMPENSATION TABLES
2024 Summary Compensation Table
The following table contains information regarding the compensation earned by each of our named executive officers during the fiscal years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All other Compensation ($)(3)	Total ($)
Michael Raab President, Chief Executive Officer and Director	2024	770,000	—	4,170,500	4,164,621	495,880	5,164	9,606,165
	2023	700,000	330,000	687,500	2,395,694	—	4,950	4,118,144
	2022	650,000	300,000(4)	148,500	517,020	331,500	—	1,947,020
Justin Renz Chief Financial and Operations Officer	2024	517,000	—	1,121,645	1,127,238	214,038	3,932	2,983,853
Elizabeth Grammer Chief Legal and Administrative Officer	2024	509,300	—	1,121,645	1,127,238	210,850	4,273	2,973,306
	2023	463,300	200,000	214,500	748,121	—	4,950	1,630,871
Laura Williams, M.D., M.P.H. Chief Medical Officer	2024	522,720	—	1,042,625	1,045,630	216,406	—	2,827,381
	2023	483,600	181,210	214,500	748,121	—	—	1,627,431
	2022	465,000	250,000(4)	39,600	141,811	158,800	—	1,055,211
Michael Kelliher(5) EVP, Corporate Development and Strategy	2024	338,461	—	1,232,000	1,238,303	182,160	—	2,990,924

(1)
The amounts reported in the Stock Awards and Option Awards columns represent the grant date fair value of the restricted stock units and stock options granted to our named executive officers as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the restricted stock units and stock options reported in the Stock Awards and Option Awards columns are set forth in Note 13 to the audited financial statements included in our Annual Report on Form 10-K filed on February 20, 2025. The amounts reported in this column exclude the impact of forfeitures related to service-based vesting conditions. Note that the amounts reported in these columns reflect the accounting cost for these equity awards and do not correspond to the actual economic value that may be received by the named executive officers from the equity awards.

(2)
The amounts reported in the Non-Equity Incentive Plan Compensation column represent annual cash performance-based bonuses earned by our NEOs pursuant to the achievement of certain company performance objectives.

(3)	The amounts reported in the All Other Compensation column represent employer matching contributions under our 401(k) plan.
(4)	The amounts represent discretionary retention bonuses paid to our NEOs in December 2022.
(5)	Mr. Kelliher commenced employment with us on March 25, 2024.

2024 Grants of Plan-Based Awards Table

Name	Award Type	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)		All other stock awards: Number of shares of stock or unit	All other option awards: Number of shares underlying options	Exercise or base price of option award ($/share)	Grant date fair value of stock and option awards ($)(2)
			Threshold	Target
Michael Raab	Option(3)	1/16/2024	—	—	—	605,904	$8.78	$4,164,421
	RSU(4)	1/16/2024	—	—	475,000	—	—	$4,170,500
	—	—	$26,950	$539,000	—	—	—
Justin Renz	Option(3)	1/16/2024	—	—	—	164,000	$8.78	$1,127,238
	RSU(4)	1/16/2024	—	—	127,750	—	—	$1,121,645
	—	—	$11,633	$232,650	—	—	—
Elizabeth Grammer	Option(3)	1/16/2024	—	—	—	164,000	$8.78	$1,127,238
	RSU(4)	1/16/2024	—	—	127,750	—	—	$1,121,645
	—	—	$11,459	$229,185	—	—	—
Laura Williams, M.D., M.P.H.	Option(3)	1/16/2024	—	—	—	152,127	$8.78	$1,045,630
	RSU(4)	1/16/2024	—	—	118,750	—	—	$1,042,625
	—	—	$11,762	$235,224	—	—	—
Michael Kelliher	Option(5)	3/25/2024	—	—	—	205,000	$7.70	$1,238,303
	RSU(6)	3/25/2024	—	—	160,000	—	—	$1,232,000
	—	—	$9,900	$198,000	—	—	—

(1)
Non-equity incentive plan awards consist of performance-based cash bonuses earned based on achievement of pre-determined performance criteria during fiscal year 2024. There is no maximum payout amount under the non-equity incentive plan. The 2024 cash incentive bonus determinations are described in more detail above under the heading “Cash-Based Incentive Compensation.”

(2)
Amounts represent the aggregate grant date fair value of RSU and stock option awards granted to our named executive officers, computed in accordance with ASC Topic 718 and excluding the effect of estimated forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these awards are set forth in Note 13 to the audited financial statements included in our Annual Report on Form 10-K filed on February 20, 2025.

(3)
Represents annual grants of stock options to our NEOs, except Mr. Kelliher, in 2024. The option awards vest in substantially equal monthly installments over four years from the vesting commencement date, subject to the holder continuing to provide services to us through each such date.

(4)
Represents annual grants of RSU awards to our NEOs, except Mr. Kelliher, in 2024. The awards of restricted stock units vest in substantially equal quarterly installments over four years from the vesting commencement date, on each of February 19; May 19; August 19 and November 19, subject to the holder continuing to provide services to us through each such date.

(5)
Represents the new hire grant of stock options to Mr. Kelliher. The option award vests and becomes exercisable as to 25% of the shares subject to the option on the one year anniversary of the vesting commencement date, and as to 1/48th of the shares subject to the option each month thereafter, subject to the holder continuing to provide services to us through each such date.

(6)
Represents the new hire grant of RSU awards to Mr. Kelliher. The restricted stock unit award vests as to 25% of the restricted stock units subject to the award on May 19, 2025, and as to 1/16th of the shares subject to the restricted stock unit on each February 19; May 19; August 19 and November 19, subject to the holder continuing to provide services to us through each such date.

Outstanding Equity Awards at Fiscal Year-End 2024
The following table sets forth certain information regarding the exercise of options to purchase shares of our common stock by our NEOs during 2024, and the vesting of RSUs with respect to shares of our common stock that were held by our NEOs during the year ended December 31, 2024.

Name		Option Awards(1)				Stock Awards(2)
	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Michael Raab	1/16/2024	138,853	467,051	8.78	1/16/2034	356,248	1,806,177
	1/5/2023	538,583	585,417	2.75	1/5/2033	125,000	633,750
	1/6/2022	330,416	189,584	0.99	1/6/2032	37,500	190,125
	1/5/2021	507,168	10,791	6.35	1/5/2031	—	—
	1/9/2020	557,460	—	7.60	1/9/2030	—	—
	1/17/2019	455,000	—	2.32	1/17/2029	—	—
	7/26/2018	185,000	—	4.30	7/26/2028	—	—
	1/16/2018	390,348	—	7.10	1/16/2028	—	—
	8/9/2017	79,535	—	4.70	8/8/2027	—	—
	1/19/2017	318,141	—	13.90	1/18/2027	—	—
	1/15/2016	301,258	—	10.55	1/14/2026	—	—
	1/6/2015	75,000	—	23.02	1/6/2025	—	—
Justin Renz	1/16/2024	37,583	126,417	8.78	1/16/2034	95,810	485,757
	1/5/2023	168,187	182,813	2.75	1/5/2033	39,000	197,730
	1/6/2022	67,916	53,084	0.99	1/6/2032	10,500	53,235
	1/5/2021	143,697	3,058	6.35	1/5/2031	—	—
	6/8/2020	195,017	—	7.35	6/8/2030	—	—
Elizabeth Grammer	1/16/2024	37,583	126,417	8.78	1/16/2034	95,810	485,757
	1/5/2023	58,500	182,813	2.75	1/5/2033	39,000	197,730
	1/6/2022	32,666	53,084	0.99	1/6/2032	10,500	53,235
	1/5/2021	143,697	3,058	6.35	1/5/2031	—	—
	1/9/2020	139,365	—	7.60	1/9/2030	—	—
	1/17/2019	78,000	—	2.32	1/17/2029	—	—
	7/26/2018	54,730	—	4.30	7/26/2028	—	—
	1/16/2018	117,104	—	7.10	1/16/2028	—	—
	8/9/2017	19,884	—	4.70	8/8/2027	—	—
	1/19/2017	79,535	—	13.90	1/18/2027	—	—
	1/15/2016	102,701	—	10.55	1/14/2026	—	—
	1/6/2015	11,450	—	23.02	1/6/2025	—	—
Laura Williams, M.D., M.P.H.	1/16/2024	34,862	117,265	8.78	1/16/2034	89,062
	1/5/2023	68,187	182,813	2.75	1/5/2033	39,000
	1/6/2022	110,000	52,000	0.99	1/6/2032	10,000
	11/2/2020	105,000	—	5.19	11/2/2030	—
Michael Kelliher	3/25/2024(4)	—	205,000	7.70	3/25/2034	160,000	811,200

(1)
Except as otherwise noted, each option vests and becomes exercisable in substantially equal monthly installments over four years from the vesting commencement date, subject to the holder continuing to provide services to us through each such date.

(2)
Except as otherwise noted, each award of restricted stock units vest in substantially equal quarterly installments over four years from the vesting commencement date, on each of February 19; May 19; August 19 and November 19, subject to the holder continuing to provide services to us through each such date.

(3)	Amounts calculated based on the $5.07 closing trading price of our common stock as of December 31, 2024, the last trading day of fiscal year 2024.
(4)
The option award vests and becomes exercisable as to 25% of the shares subject to the option on the one year anniversary of the vesting commencement date, and as to 1/48th of the shares subject to the option each month thereafter, subject to the holder continuing to provide services to us through each such date, and the restricted stock unit award vests as to 25% of the restricted stock units subject to the award on May 19, 2025, and as to 1/16th of the shares subject to the restricted stock unit on each February 19; May 19; August 19 and November 19, subject to the holder continuing to provide services to us through each such date.

Option Exercises and Stock Vested Table
The following table sets forth certain information regarding the exercise of options to purchase shares of our common stock by our NEOs during 2024, and the vesting of RSUs with respect to shares of our common stock that were held by our NEOs during the year ended December 31, 2024.

	Option Awards		RSU Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Michael Raab	180,000	$897,400	247,526	$1,709,789
Justin Renz	—	—	70,092	$484,161
Elizabeth Grammer, Esq.	219,937	$1,601,636	70,092	$484,161
Laura Williams, M.D., M.P.H.	130,000	$669,900	65,020	$449,126
Michael Kelliher	—	—	—	—

(1)
The value realized on exercise is based on the difference between the closing market price of our common stock on the date of exercise and the applicable exercise price of those options multiplied by the number of shares underlying the options.

(2)	The value realized on vesting is based on the number of shares of our common stock underlying the RSU awards that vested multiplied by the closing market price of our common stock on the vesting date.
Pension Benefits
We do not maintain any defined benefit pension plans.
Nonqualified Deferred Compensation
We do not maintain any nonqualified deferred compensation plans.
Potential Payments Upon Termination or Change in Control
As described above, we have entered into an employment agreement with our CEO and a change in control severance agreement with each of our other NEOs, which provide for the following severance benefits.
Under Mr. Raab’s amended and restated employment agreement, in the event Mr. Raab’s employment with us is involuntarily terminated for reason other than “cause” or he resigns for “good reason” (each, as defined below), in each case more than three months prior to or more than 12 months after a change in control, then Mr. Raab will receive: (i) continued payment of his annual base salary as in effect immediately prior to such termination for a period of 12 months; (ii) payment of healthcare continuation costs for him and his eligible dependents for up to 12 months following the date of such termination; and (iii) 12 months of accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. In the event Mr. Raab’s employment with us is involuntarily terminated for reason other than cause or he resigns for good reason, in each case within three months prior to and 12 months after a change in control, then Mr. Raab will receive: (i) a lump sum amount equal to 1.5 multiplied by the sum of (a) his base salary as in effect immediately prior to such termination and (b) his target annual bonus for the year of termination; (ii) payment of healthcare continuation costs for him and his eligible dependents for up to 18 months following the date of such termination; and (iii) full accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. The foregoing severance benefits are subject to Mr. Raab’s timely execution and non-revocation of a general release of claims against the Company and its affiliates.
Under each other NEO’s change in control severance agreements, in the event the named executive officer’s employment with us is involuntarily terminated for reason other than cause or they resign for good reason, in each case more than three months prior to or more than 12 months after a change in control, then they will receive: (i) continued payment of their annual base salary as in effect immediately prior to such termination for a period of nine months; and (ii) payment of healthcare continuation costs for them and their eligible dependents for up to 12 months following the date of such termination. In the event their employment with us is involuntarily terminated for reason other than cause or they resign for good reason, in each case within three months prior to and 12 months after a change in control, then they will receive: (i) a lump sum amount equal to (a) the sum of their base salary as in effect immediately prior to such termination and (b) their target annual bonus for the year of termination; (ii) payment of healthcare continuation costs for them and their eligible dependents for up to 12 months following the date of such termination; and (iii) full accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. The foregoing severance benefits are subject to the named executive officer’s timely execution and non-revocation of a general release of claims against the Company and its affiliates and continued compliance with their confidential information agreement.
For the purposes of Mr. Raab’s amended and restated employment agreement and each of the other NEO’s change in control severance agreements, “cause” means (i) the named executive officer’s theft, dishonesty or falsification of any employment or company records that is non-trivial in nature; (ii) malicious or reckless disclosure of our confidential or proprietary information or any material breach by the named executive officer of their obligations under their proprietary information and inventions assignment agreement with us; (iii) the conviction of the named executive officer of a felony (excluding motor vehicle violations) or the commission of gross negligence or willful misconduct, where a majority of the non-employee members of the board of directors reasonably determines that such act or misconduct has (A) seriously undermined the ability of the board of directors or management to entrust them with important matters or otherwise work effectively with them, (B) substantially contributed to our loss of significant revenues or business opportunities, or (C) significantly and detrimentally affected the business or reputation of our company or any of our subsidiaries; and/or (iv) the willful failure or refusal by the named executive officer to follow the reasonable and lawful directives of the board of directors, provided such willful failure or refusal continues after their receipt of reasonable notice in writing of such failure or refusal and a reasonable opportunity of not less than 30 days to correct the problem.
For the purposes of Mr. Raab’s amended and restated employment agreement and each of the other NEO’s change in control severance agreements, “good reason” includes the occurrence of: (i) a material diminution in the NEO’s authority, duties, or responsibilities, which substantially reduces the nature or character of their position; (ii) a reduction (or material reduction, in the case of each named executive officer other than Mr. Raab) of their base salary as in effect immediately prior to such reduction; (iii) a relocation of their principal office to a location more than 50 miles from the location of our principal office as of immediately prior to such relocation, except for required travel by them on company business; or (iv) any material breach by us of any provision of the named executive officer’s employment agreement or offer letter which we do not cure within 30 days following written notice from the NEO, provided that in order for “good reason” to exist, each of the following conditions must be met: (i) the foregoing good reason conditions must have occurred without the named executive officer’s express written consent; (ii) the named executive officer must provide written notice to us of such condition within 30 days of the initial existence of the condition; (iii) the condition specified in such notice must remain uncorrected for 30 days after receipt of such notice; and (iv) the date of the named executive officer’s resignation of employment must occur within 60 days after the initial existence of the condition specified in such notice.

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our NEOs. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on December 31, 2024, and a fair market value of our common stock on December 31, 2024 of $5.07 per share (determined based on the closing trading price of a share of our common stock on December 31, 2024). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date.

Name	Type of Payment	Covered Termination Unrelated to a Change in Control	Covered Termination in Connection with a Change in Control
Michael Raab	Cash Severance Benefits
	Base Salary	$770,000	$1,155,000
	Target Bonus	—	$808,500
	Equity Awards
	RSUs(1)	$1,109,053	$2,630,052
	Options(2)	$1,365,920	$2,131,670
	Healthcare Benefits(3)	$23,500	$35,250
	Total	$3,268,473	$6,760,472
Justin Renz	Cash Severance Benefits
	Base Salary	$387,750	$517,000
	Target Bonus	—	$232,650
	Equity Awards
	RSUs(1)	—	$736,722
	Options(2)	—	$640,709
	Healthcare Benefits(3)	$33,300	$33,300
	Total	$421,050	$2,160,381
Elizabeth Grammer	Cash Severance Benefits
	Base Salary	$381,975	$509,300
	Target Bonus	—	$229,185
	Equity Awards
	RSUs(1)	—	$736,722
	Options(2)	—	$640,709
	Healthcare Benefits(3)	$33,300	$33,300
	Total	$415,275	$2,149,216
Laura Williams, M.D., M.P.H.	Cash Severance Benefits
	Base Salary	$392,025	$522,720
	Target Bonus	—	$235,224
	Equity Awards
	RSUs(1)	—	$699,974
	Options(2)	—	$636,286
	Healthcare Benefits(3)	$17,000	$17,000
	Total	$409,025	$2,111,204
Michael Kelliher	Cash Severance Benefits
	Base Salary	$330,000	$440,000
	Target Bonus	—	$198,000
	Equity Awards
	RSUs(1)	—	$811,200
	Options(2)	—	—
	Healthcare Benefits(3)	$33,300	$33,300
	Total	$363,300	$1,482,500

(1)	The value of accelerated vesting for restricted stock units was based on $5.07 per share, which was the closing trading price of our common stock on December 31, 2024.
(2)
The value of accelerated vesting for stock options was calculated by subtracting the exercise prices of options from $5.07 per share, which was the closing trading price of our common stock on December 31, 2024. Options with exercise prices in excess of $5.07 per share were excluded.

(3)
Represents the estimated value of the monthly COBRA premium that would otherwise be payable by the NEO and any eligible dependents multiplied by 12. based on the monthly cost of such benefits to the Company as of December 31, 2024.

In 2025, the Company entered into an amended and restated employment agreement with Mr. Raab (“the Second Amended and Restated Employment Agreement”) as well as amended and restated change in control and severance agreements with each of the other NEOs.
Under Mr. Raab’s Second Amended and Restated Employment Agreement, in the event Mr. Raab’s employment with us is involuntarily terminated for reason other than “cause” or he resigns for “good reason” (each, as defined above), in each case more than three months prior to or more than 12 months after a change in control, then Mr. Raab will receive: (i) continued payment of his annual base salary as in effect immediately prior to such termination for a period of 18 months; (ii) payment of healthcare continuation costs for him and his eligible dependents for up to 18 months following the date of such termination; and (iii) 18 months of accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. In the event Mr. Raab’s employment with us is involuntarily terminated for reason other than cause or he resigns for good reason, in each case within three months prior to and 12 months after a change in control, then Mr. Raab will receive: (i) a lump sum amount equal to 2.0 multiplied by the sum of (a) his base salary as in effect immediately prior to such termination and (b) his target annual bonus for the year of termination; (ii) payment of healthcare continuation costs for him and his eligible dependents for up to 24 months following the date of such termination; and (iii) full accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. The foregoing severance benefits are subject to Mr. Raab’s timely execution and non-revocation of a general release of claims against the Company and its affiliates.
Under the amended and restated change in control and severance agreements with each of the other NEOs, in the event the NEO’s employment with us is involuntarily terminated for reason other than cause or they resign for good reason, in each case more than three months prior to or more than 12 months after a change in control, then they will receive: (i) continued payment of their annual base salary as in effect immediately prior to such termination for a period of 12 months; (ii) payment of healthcare continuation costs for them and their eligible dependents for up to 12 months following the date of such termination; and (iii) 3 months of accelerated vesting of any outstanding equity awards for each year the NEO has been employed with the Company (up to 12 months). In the event their employment with us is involuntarily terminated for reason other than cause or they resign for good reason, in each case within three months prior to and 12 months after a change in control, then they will receive: (i) a lump sum amount equal to 1.5 multiplied by (a) the sum of their base salary as in effect immediately prior to such termination and (b) their target annual bonus for the year of termination; (ii) payment of healthcare continuation costs for them and their eligible dependents for up to 18 months following the date of such termination; and (iii) full accelerated vesting of any outstanding equity awards, with any options remaining exercisable until the earlier of 12 months following the date of termination or the original expiration date. The foregoing severance benefits are subject to the named executive officer’s timely execution and non-revocation of a general release of claims against the Company and its affiliates and continued compliance with their confidential information agreement.
2024 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees and the annual total compensation of our President and CEO, Mr. Raab. The CEO pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In complying with the CEO pay ratio disclosure requirements, companies are permitted to use a variety of assumptions and methodologies. As a result, the CEO pay ratio reported by other companies may not be comparable with the ratio reported below since all results are impacted by the nature of each company’s compensation reward structure and employee demographics and the chosen assumptions and methodologies permitted under the SEC rules.
Ratio
For the fiscal year that ended December 31, 2024, the estimated median annual total compensation of all our employees (excluding our CEO) was $239,432 and the 2024 annual total compensation of our CEO, Mr. Raab, was $9,606,165, as reported in the “Total” column of the 2024 Summary Compensation Table on page 34. Based on the foregoing, the estimated 2024 ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees is estimated to be approximately 40 to 1.

Identifying the Median Employee and Calculating Total Compensation
The CEO pay ratio disclosure rules require companies to identify a median employee only once every three years and to calculate total compensation for that median employee each year, provided that there has not been a significant change to the Company’s employee population or employee compensation arrangements. For purposes of our 2024 CEO pay ratio calculation, we have used the median employee identified in 2024 through the process described below as this is the first year that the Company is disclosing the CEO pay ratio.
For purposes of identifying the median employee in 2024, we utilized the dollar amount reported in Box 5 of the 2024 Form W-2 Wage and Tax Statement provided for each U.S. employee on the Company’s payroll as of December 31, 2024 and annualized the amounts for any employees hired during 2024. This consistently applied compensation measure was chosen because it is a readily available measure for all U.S. employees and we believe it is a reasonable measure of total annual compensation.

Pay Versus Performance
Pay Versus Performance Table
The following table sets forth information concerning the compensation provided to our NEOs and certain measures of Company performance in the years ended December 31, 2024, 2023, 2022 and 2021, for services to our Company in all capacities. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”) ($)(2)	Peer Group TSR ($)(3)	Net Loss ($ in millions)	Total Revenue ($ in millions)(4)
2024	9,606,165	4,749,620	2,941,814	1,676,438	78	105	(39)	334
2023	4,113,194	10,055,709	1,626,676	3,344,278	96	101	(66)	124
2022	1,947,020	4,047,941	1,049,800	1,913,762	44	103	(67)	52
2021	4,230,994	39,202	1,700,013	584,783	17	92	(158)	10

(1)
Amounts represent compensation actually paid (“CAP”) to our CEO, Michael Raab, who was our Principal Executive Officer or “PEO” for each of the four years shown, and the average CAP to our remaining NEOs or “Non-PEO NEOs” for the relevant fiscal year, as determined under SEC rules, which includes Justin Renz, Elizabeth Grammer, Esq., Laura Williams, M.D., M.P.H., and Michael Kelliher for 2024, Laura Williams, M.D., M.P.H and Elizabeth Grammer, Esq. for 2023, Laura Williams, M.D., M.P.H. and Susan Rodriguez for 2022 and Justin Renz, Robert Blanks, Elizabeth Grammer, Esq. and David Rosenbaum, Ph.D. for 2021.

Amounts represent the Summary Compensation Table Total Compensation for the applicable fiscal year adjusted as follows:

Fiscal Year (“FY”)	2024
	PEO ($)	Average non- PEO NEOs ($)
2024 Summary Compensation Table Total	9,606,165	2,941,814
Deduction for ASC 718 Fair Value as of Grant Date Reported under the Option Awards Columns in the Summary Compensation Table	8,335,121	2,264,081
Increase based on ASC 718 Fair Value of Awards Granted during the FY that Remain Unvested as of FY End (“FYE”)	2,972,646	919,554
Increase based on ASC 718 Fair Value of Awards Granted during the FY that Vested during the FY as of Vesting Date	1,251,140	247,178
Increase/deduction based on ASC 718 Fair Value of Outstanding Unvested Prior FY Awards as of FYE Compared to Valuation as of Prior FYE	(1,245,555)	(282,833)
Increase/deduction based on ASC 718 Fair Value of Prior FY Awards that Vested during the FY as of Vesting Date Compared to Valuation as of Prior FYE	500,345	114,805
Total Adjustments	(4,856,545)	(1,265,377)
Compensation Actually Paid	4,749,620	1,676,438

(2)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on our common stock in 2021, 2022, 2023 or 2024.

(3)
Represents the weighted peer group TSR, weighted according to the respective companies' stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the same peer group used in the review of our executive compensation, as disclosed under “Compensation Discussion and Analysis”. Please refer to “Use of Market Data” caption of the “Compensation Discussion and Analysis” for the names of the peer group companies.

(4)
We have selected total revenue as the most important financial measure used by us to link compensation actually paid for 2024 to our performance since it is the financial measure with the largest impact on the cash bonuses we pay our NEOs.

Tabular List of Financial Performance Measures
For 2024, the most important financial measures used to link compensation actually paid to our performance are as follows: (i) total revenue; (ii) net loss; and (iii) TSR.

Narrative Disclosure to Pay Versus Performance Table
Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2021, 2022, 2023 and 2024.

Compensation Actually Paid vs.TSR
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$120
$100
$80
$60
$40
$20
$-
TSR
2020
2021
2022
2023
2024
PEO Comp Actually Paid
Non-PEO NEOs Comp Actually Paid
TSR
Peer Group TSR

Compensation Actually Paid vs. Net Loss
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$-
$(20)
$(40)
$(60)
$(80)
$(100)
$(120)
$(140)
$(160)
$(180)
Net Loss (millions)
2021
2022
2023
2024
PEO Comp Actually Paid
Non-PEO NEOs Comp Actually Paid
Net Loss

Compensation Actually Paid vs. Total Revenue
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$400
$350
$300
$250
$200
$150
$100
$50
$-
Total Revenue (millions)
2021
2022
2023
2024
PEO Comp Actually Paid
Non-PEO NEOs Comp Actually Paid
Total Revenue

Equity Compensation Plan Information
The following table provides certain information as of December 31, 2024, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted- Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)	29,026,116	$5.7186	21,793,333(2)
Equity Compensation Plans Not Approved by Stockholders(3)	7,071,339	$5.2141	3,948,969
Total	36,097,455		25,742,302

(1)
Includes the Restated Plan and the 2014 Employee Stock Purchase Plan. The number of shares of common stock that may be issued pursuant to outstanding awards under the Restated Plan include: (A) 5,644,097 shares subject to outstanding restricted stock units and (B) 23,382,019 shares subject to stock options. The weighted average exercise price shown is for stock options; other outstanding awards had no exercise price.

(2)
Includes 3,668,184 shares that were available for future issuances as of December 31, 2024 under the 2014 Employee Stock Purchase Plan (of which 222,734 shares were issued with respect to the purchase period in effect as of December 31, 2024, which purchase period ended on February 29, 2025), which allows eligible employees to purchase shares of common stock with accumulated payroll deductions.

(3)
Includes the Ardelyx, Inc. 2016 Employment Commencement Incentive Plan. The number of shares of common stock that may be issued pursuant to outstanding awards under the 2016 Employment Commencement Incentive Plan include: (A) 2,368,767 shares subject to outstanding restricted stock units and (B) 4,702,572 shares subject to stock options. The weighted average exercise price shown is for stock options; other outstanding awards had no exercise price.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit and compliance committee of our board of directors has selected Ernst & Young LLP, or EY, as our independent registered public accounting firm for the year ending December 31, 2025, and is seeking ratification of such selection by our stockholders at the 2025 Annual Meeting. EY has audited our financial statements since the fiscal year ended December 31, 2014. Representatives of EY are expected to be present in attendance online at the 2025 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of EY as our independent registered public accounting firm. However, the audit and compliance committee is submitting the selection of EY to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit and compliance committee will reconsider whether or not to retain EY. Even if the selection is ratified, the audit and compliance committee in its discretion may select a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
The affirmative vote of a majority of the shares cast at the 2025 Annual Meeting will be required to ratify the selection of EY.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3
Independent Registered Public Accounting Firm Fees
For the fiscal years ended December 31, 2024 and 2023, EY billed the approximate fees set forth below. All fees included below were approved by the audit and compliance committee.

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$2,284,700	$2,190,710
Audit-Related Fees	—	—
Tax Fees(2)	$3,425	$2,936
All Other Fees	—	—
Total All Fees	$2,228,125	$2,193,646

(1)
This category consists of fees and expenses for professional services rendered for the integrated audit of our annual financial statements and of our internal controls over financial reporting, reviews of our interim quarterly reports, reporting consultations, and the issuance of consents and comfort letters in connection with regulatory filings or engagements.

(2)	This category consists of fees for professional services rendered by EY for tax compliance, tax advice and tax planning.
Pre-Approval Policies and Procedures
The audit and compliance committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by the independent registered public accounting firm. This policy is set forth in the charter of the audit and compliance committee and available at http://ir.ardelyx.com/corporate-governance. The policy provides that before an independent registered public accounting firm is engaged by Ardelyx or its subsidiaries to render audit or non-audit services, the audit and compliance committee must review the terms of the proposed engagement and pre-approve the engagement. Pre-approval of the audit and compliance committee of audit and non-audit services is not required if the engagement for the services is entered into pursuant to the pre-approval policies and procedures established by the audit and compliance committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the audit and compliance committee is informed of each service provided and such policies and procedures do not include delegation of the audit and compliance committee’s responsibilities under the Securities Exchange Act of 1934, as amended, to management. The audit and compliance committee may delegate to one or more members the authority to grant pre-approvals, provided such approvals are presented to the audit and compliance committee at a subsequent meeting. Audit and compliance committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. The audit and compliance committee has considered the role of EY in providing audit and audit-related services to the Company and has concluded that such services are compatible with EY’s role as the Company’s independent registered public accounting firm.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The primary purpose of the audit and compliance committee is to oversee our accounting and our financial reporting processes on behalf of our board of directors and our compliance with legal and regulatory requirements. The audit and compliance committee’s functions are more fully described in its charter, which is available on our website at http://ir.ardelyx.com/corporate-governance.
In fulfilling its oversight responsibilities, the audit and compliance committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2024. The audit and compliance committee has discussed with Ernst & Young LLP, or EY, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the Securities and Exchange Commission, or SEC. In addition, the audit and compliance committee has discussed with EY their independence, and received from EY the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.” Finally, the audit and compliance committee discussed with EY, with and without management present, the scope and results of EY’s audit of the financial statements for the fiscal year ended December 31, 2024.
Based on these reviews and discussions, the audit and compliance committee has recommended to our board of directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Audit and Compliance Committee
Richard Rodgers, Chairperson
William Bertrand, Jr., Esq.
David Mott

PROPOSAL NO. 4
APPROVAL OF AMENDMENT TO
THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE AWARD PLAN
Introduction
Our stockholders are being asked to approve an amendment (the “Equity Plan Amendment”) to our Amended and Restated 2014 Equity Incentive Award Plan (the “Restated Plan”) to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the Restated Plan by 10,000,000 shares of Common Stock.
On June 14, 2024, the Company’s stockholders approved the Restated Plan, which among other changes: (i) increased the shares reserved for issuance by 19,000,000 shares, (ii) increased certain non-employee director compensation limits, (iii) removed certain provisions previously included for tax deductibility purposes, (iv) removed the evergreen provision such that any increase to the total number of shares of common stock that may be issued under the Restated Plan must be approved by our stockholders, and (v) removed the fixed term so that the Restated Plan will continue until terminated by our board of directors or the share reserve thereunder is exhausted.
On April 28, 2025, our board of directors approved the Equity Plan Amendment subject to stockholder approval. The Equity Plan Amendment will become effective as of the date our stockholders approve the Equity Plan Amendment.
Overview of Proposed Amendment
We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. As of April 15, 2025, the total number of shares of our common stock reserved for issuance under the Restated Plan since inception was 58,457,566. As of April 15, 2025, the aggregate number of shares of common stock subject to outstanding awards under the Restated Plan was 38,362,417 and a total of 8,359,043 shares of common stock remained available under the Restated Plan for future issuance. Pursuant to the Equity Plan Amendment, an additional 10,000,000 shares will be reserved for issuance under the Restated Plan over the existing share reserve. There will continue to be no evergreen provision in the Restated Plan.
The Restated Plan also provides that up to 6,500,000 shares subject to outstanding awards under our 2016 Employment Commencement Incentive Plan (the “Inducement Plan”) as of the effective date of the Restated Plan that terminate, expire or lapse without the delivery of shares to the holder thereof or for which shares are repurchased or forfeited may be issued or transferred pursuant to awards under the Restated Plan. No new awards have been made under the Inducement Plan after the effective date of the Restated Plan.
All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”
The Restated Plan is not being amended in any material respect other than to reflect an increase of 10,000,000 shares reserved for issuance described above.
Equity Incentive Awards Are Critical to Long-Term Stockholder Value Creation
We believe that the adoption of the Equity Plan Amendment is essential to our success. Equity awards are intended to motivate high levels of performance, align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in our company and providing a means of recognizing their contributions to the success of our company. Our board of directors and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help our company meet its goals.
Our equity incentive program is broad-based. As of April 15, 2025, all of our employees had received grants of equity awards, and all six of our non-employee directors had received grants of equity awards. We do not typically make new grants of equity awards to our consultants. We believe we must continue to offer a competitive equity compensation plan in order to attract, retain and motivate the industry-leading talent imperative to our continued growth and success.

Outstanding Awards Under Existing Plans
The table below presents information about the number of shares that were subject to various outstanding equity awards under our equity plans, and the shares remaining available for issuance under each such plan, each at April 15, 2025.
As of April 15, 2025, the Restated Plan and the Inducement Plan are the only equity incentive plans under which we can grant awards (other than the shares available for purchase under our 2014 Employee Stock Purchase Plan, or the 2014 ESPP), however, no new awards were made under the Inducement Plan following the effective date of the Restated Plan.

	Number of Shares	As a % of Shares Outstanding(1)	Dollar Value(2)
Inducement Plan
Options outstanding	4,388,190	1.83%	$20,361,202
Weighted average exercise price of outstanding options	$5.36
Weighted average exercise remaining term of outstanding options	7.28
Restricted stock units outstanding	2,096,301	0.88%	$9,726,837
Shares available for future issuance under the Inducement Plan(3)	3,948,969	1.65%	$18,323,216

Restated Plan
Options outstanding	26,474,147	11.07%	$122,840,042
Weighted average exercise price of outstanding options	$5.62
Weighted average exercise remaining term of outstanding options	7.14
Restricted stock units outstanding	11,888,270	4.97%	$55,161,573
Shares available for future issuance under the 2014 Plan	8,359,043	3.49%	$38,785,960

Equity Plan Amendment
Proposed increase to share reserve under Restated Plan (over existing share reserve under the Restated Plan)	10,000,000	4.18%	$46,400,000

(1)	Based on 239,255,066 shares of our common stock outstanding as of April 15, 2024.
(2)	Based on the closing price of our common stock on April 15, 2024 of $4.64 per share.
(3)	To be effective as of the date the Company’s stockholders approve the Equity Plan Amendment, the board of directors has eliminated any remaining reserve under the Inducement Plan.
Background for the Determination of the Share Reserve under the Equity Plan Amendment
In determining whether to approve the Equity Plan Amendment, and in setting the size of the share reserve increase proposed under the Equity Plan Amendment, our board of directors considered:
•
the historical amounts of equity awards granted by our company in the past three years. In 2022, 2023 and 2024, equity awards representing a total of approximately 6,137,663 shares, 8,208,310 shares, and 14,250,725 shares, respectively, were granted under our 2014 Plan, for an annual equity burn rate of 4.7%, 3.5%, and 6.0% respectively. This level of equity awards represents a 3-year average burn rate attributable to our Restated Plan of 4.7% of common shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the number of common shares outstanding at the end of the fiscal year. The equity burn in 2024 was higher than in prior years because of the growth of the Company’s employee base associated with its commercialization of its two products which resulted in a larger number of employees receiving annual equity grants in 2024, as well as the Company’s continued commercial expansion and hiring in 2024, resulting in a higher number of new hire grants.

•
We expect the share authorization under the Restated Plan, as amended by the Equity Plan Amendment, to provide us with enough shares for awards for 2025 and 2026 assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Plan, as amended by the Equity Plan Amendment, could last for a shorter or longer time.
•
In 2022, 2023 and 2024, our end of year overhang rate (excluding shares available for issuance under our 2014 ESPP) was 11.5%, 9.9%, and 19.8%, respectively. If the Equity Plan Amendment is approved, we expect our overhang rate attributable to the Restated Plan at the end of 2025 will be approximately 24.0%. When modeling overhang including only “in-the-money” options (where options with an exercise price above $5.00 are considered not “in-the money”), the expected overhang rate attributable to the Restated Plan at the end of 2025 is expected to be approximately 15.9%. Overhang for this purpose is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards at the end of the fiscal year (excluding shares available for issuance under our 2014 ESPP) by (2) the number of shares outstanding at the end of the fiscal year.

•
In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our board of directors has determined that the size of the share reserve under the Restated Plan is reasonable and appropriate at this time.

Other Key Features of the Restated Plan (including the Equity Plan Amendment)
The Restated Plan (including the Equity Plan Amendment) reflects a broad range of compensation and governance best practices, with some of the key features of the Restated Plan as follows:
•
No Increase to Shares Available for Issuance without Stockholder Approval. Without stockholder approval, the Restated Plan prohibits any alteration or amendment that operates to increase the total number of shares of common stock that may be issued under the Restated Plan (other than adjustments in connection with certain corporate reorganizations and other events).

•
No Repricing of Awards. Other than pursuant to the provisions of the Restated Plan described below under the headings “Adjustments” and “Corporate Transactions,” the plan administrator may not without the approval of the Company’s stockholders (1) lower the exercise price of an option or SAR after it is granted or (2) cancel an option or SAR when the exercise price exceeds the fair market value of the underlying shares in exchange for cash or another award.

•
Incentive Stock Option Limitation. The Restated Plan, as amended by the Equity Plan Amendment, contains a limit of 68,457,566 shares that may be issued upon exercise of incentive stock options, or ISOs, following the effective date of the Restated Plan.

•
Limitations on Dividend Payments on Unvested Awards. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met. Dividend equivalents may not be paid on stock options or SARs.

•
No In-the-Money Option or Stock Appreciation Right Grants. The Restated Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our Common Stock on the date of grant.

•
No Liberal Share Recycling. The Restated Plan prohibits shares tendered or withheld for the payment of tax obligations on an award or in payment of the exercise price of an option from being added back to the share reserve, in addition to prohibiting other practices considered to be liberal share recycling.

•
Independent Administration. The compensation committee of our board of directors, which consists of two or more non-employee directors, generally will administer the Restated Plan. The full board of directors will administer the Restated Plan with respect to awards granted to members of the board. The compensation committee may delegate certain of its duties and authorities to a committee of one or more directors or officers of the Company for awards to certain individuals, within specific guidelines and limitations. However, no delegation of authority is permitted with respect to awards made to individuals who (1) are subject to Section 16 of the Exchange Act, or (2) are officers of the Company and have been delegated authority to grant or amend awards under the Restated Plan.

•
No Automatic Change in Control Vesting for Awards. The Restated Plan does not have automatic accelerated vesting provisions for awards in connection with a change of control (other than in connection with the non-assumption of awards).

•
Limitations on Grants to Directors. The Restated Plan provides for limitations on grants to non-employee directors such that the sum of the grant date fair value of all equity awards and the maximum amount that may become payable pursuant to all cash-based awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $1,000,000. Prior to the amendment and restatement of the Restated Plan, non-employee directors could be granted awards covering the greater of (a) 100,000 shares or (b) a number of shares such that the maximum aggregate value of the awards to the director in a calendar year is $400,000.

•	No Fixed Term. The Restated Plan will not have a fixed term and will continue until terminated by our board of directors or the share reserve thereunder is exhausted.
•
Limitations on Dividend Payments on Unvested Awards. The Restated Plan provides that dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.

•
Removal of Section 162(m) Provisions. Section 162(m) of the Internal Revenue Code prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), allowed performance-based compensation that met certain requirements to be tax deductible regardless of amount. This qualified performance-based compensation exception was repealed as part of the TCJA. The Restated Plan does not include certain provisions which were otherwise required for awards to qualify as performance-based compensation under the Section 162(m) exception prior to its repeal.

Stockholder Approval
In general, stockholder approval of the Equity Plan Amendment will implement the foregoing share reserve increase while (1) complying with the terms of the Restated Plan regarding amendments, (2) meeting the stockholder approval requirements of Nasdaq, and (3) allowing us to grant ISOs. If the Equity Plan Amendment is not approved by our stockholders, the Equity Plan Amendment will not become effective, the Restated Plan will continue in full force and effect, and the reserve available under the Inducement Plan will not be eliminated.
Summary of the Restated Plan
The principal features of the Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Restated Plan itself, which is attached as Annex B to this proxy statement.
Securities Subject to the Restated Plan
As of April 15, 2025, the aggregate number of shares of common stock subject to outstanding awards under the Restated Plan was 38,362,417 and a total of 8,359,043 shares of common stock remained available under the Restated Plan for future issuance. Pursuant to the Equity Plan Amendment, subject to stockholder approval of this proposal, the number of shares of our common stock authorized for issuance as of the effective date of the Restated Plan will be increased by 10,000,000 shares.
If any shares subject to an award under the Restated Plan or the Inducement Plan are forfeited, expire or are settled for cash, any shares subject to such award will, to the extent of such forfeiture, expiration or cash settlement, be available for future grants under the Restated Plan. However, the following shares may not be used again for grant under the Restated Plan: (1) shares tendered or withheld to satisfy the exercise price of an option; (2) shares tendered or withheld to satisfy the tax withholding obligations with respect to an award; (3) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise; and (4) shares purchased on the open market with the cash proceeds from the exercise of options. If any shares of restricted stock are forfeited by a participant or repurchased by us pursuant to the Restated Plan or the Inducement Plan, such shares shall again be available for future grant or sale under the Restated Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not be counted against the shares of stock available for issuance under the Restated Plan.

To the extent permitted by applicable law or any exchange rule, and subject to certain other restrictions, shares issued in assumption of, or in substitution for, any outstanding awards or shares available under a pre-existing plan of an entity acquired by the Company or any of its subsidiaries that was approved by stockholders and not adopted in contemplation of such acquisition will not be counted against the shares available for grant under the Restated Plan.
In no event will more than 68,457,455 shares of common stock be issuable pursuant to the exercise of ISOs following the effective date of the Equity Plan Amendment.
Administration
The Restated Plan, as amended by the Equity Plan Amendment, is administered by the compensation committee of the board of directors. The compensation committee may delegate to a committee of one or more members of the board or one or more of our officers the authority to grant or amend awards to participants other than our senior executives who are subject to Section 16 of the Exchange Act, subject to certain other limitations. Unless otherwise determined by the board of directors, the compensation committee will consist solely of two or more members of the board, each of whom is a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the rules of the Nasdaq Stock Market (or other principal securities market on which shares of our common stock are traded).
The compensation committee has general authority to administer the Restated Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities. However, the full board of directors will conduct the general administration of the Restated Plan with respect to any awards to non-employee members of the board.
Eligibility
Options, SARs, restricted stock and other awards under the Restated Plan may be granted to individuals who are then our officers or employees or are the officers or employees of any of our subsidiaries. Such awards may also be granted to our non-employee directors and consultants but only employees may be granted ISOs. As of April 15, 2025, we had six non-employee directors, 437 employees, and 15 consultants, each of whom would have been eligible for awards under the Restated Plan had it been in effect on such date. We do not typically make new grants of equity awards to our consultants. The closing share price per share for our common stock on the Nasdaq Stock Market on April 15, 2025 was $4.64.
Awards
The Restated Plan, as amended by the Equity Plan Amendment, provides for the grant of stock options, both incentive stock options and nonqualified stock options, SARs, restricted stock awards, restricted stock units, performance share awards, dividend equivalents, performance bonus awards, and other performance-based awards to eligible individuals. Certain awards under the Restated Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Restated Plan are or will be set forth in award agreements, which detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards are generally settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Restated Plan, except as set forth below under “New Plan Benefits.” See the “2024 Summary Compensation Table” and “2024 Grants of Plan-Based Awards Table” in this Proxy Statement for information on prior awards to our NEOs identified in those tables.
Stock Options. Stock options, including incentive stock options, as defined under Section 422 of the Code, and non-qualified stock options may be granted pursuant to the Restated Plan. The option exercise price of all stock options granted pursuant to the Restated Plan will not be less than 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event may a stock option have a term extending beyond ten years after the date of grant. Incentive stock options granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of Company stock, however, shall have an exercise price that is not less than 110% of the fair market value of the common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.
Stock Appreciation Rights. Stock appreciation rights may also be granted under the Restated Plan. Stock appreciation rights typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price per share, which will be no less than 100% of the fair market value of our common stock on the date of grant. SARs may be exercised as determined by the Compensation Committee, but in no event may a SAR have a term extending beyond ten years after the date of grant. Upon exercise of a SAR, payment may be made in cash or check or other property acceptable to the Compensation Committee.
Restricted Stock and Restricted Stock Units. Restricted stock is an award of nontransferable shares of our common stock that remains forfeitable unless and until specified conditions are met and which may be subject to a purchase price. Holders of restricted stock will have voting rights and will have the right to receive dividends; however, dividends may not be paid until the applicable shares of restricted stock vest. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying these awards may be deferred under the terms of the award or at the election of the participant if the plan administrator permits such a deferral.
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards. Dividend equivalents are credited as of dividend payments dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed, or expires, as determined by the plan administrator. The Restated Plan requires that any dividend equivalents be paid only to the extent the underlying award vests.
Performance Awards. Performance awards include any of the awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals. Performance awards may include any of the awards enumerated in this summary or other incentive awards paid in cash or stock.
The Compensation Committee will determine the methods by which payments by any award holder with respect to any awards may be paid, the form of payment, including, without limitation: (1) cash or check; (2) shares (including in the case of payment of the exercise price of an award, shares issuable pursuant to the exercise of the award) or shares held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences, in each case, having a fair market value on the date of delivery equal to the aggregate payments required; or (3) other property acceptable to the Compensation Committee (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of common stock then issuable upon exercise or vesting of an award and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required, provided that payment of such proceeds is then made to us upon settlement of such sale). However, no participant who is a member of the board of directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method that would violate the prohibitions on loans made or arranged by us as set forth in Section 13(k) of the Exchange Act.
Limitations on Awards
The sum of the grant date fair value of all equity awards and the maximum amount that may become payable pursuant to all cash-based awards that may be granted under the Restated Pan as compensation for services as a non-employee director may not exceed $1,000,000 in any calendar year.
Tax Withholding
The Restated Plan permits the plan administrator to allow for the withholding or surrender of shares in satisfaction of tax withholding with respect to awards with a value up to the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America).

No Repricing
In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) may any adjustment be made to a stock option or a SAR award under the Restated Plan (by amendment, cancellation and re-grant, exchange, or other means) that would constitute a repricing of the per-share exercise or base price of the award.
Transferability
Generally, awards granted under the Restated Plan will not be transferable by a participant other than by will or the laws of descent and distribution or, subject to the consent of the Compensation Committee, pursuant to a domestic relations order. Generally, stock options and SARs will be exercisable during a participant’s lifetime only by him or her, unless it has been disposed of pursuant to a domestic relations order; after the death of a participant, any exercisable portion of an option or SAR may be exercised by his personal representative or by any person empowered to do so under the deceased participant’s will or under the then applicable laws of descent and distribution. However, the Compensation Committee has the authority to permit a participant to transfer an award other than an incentive stock option to a permitted transferee, subject to the terms and conditions in the Restated Plan. In no event may an award be transferable for consideration absent stockholder approval.
Forfeiture, Recoupment and Clawback Provisions
Pursuant to its general authority to determine the terms and conditions applicable to awards under the Restated Plan, the plan administrator has the right to provide, in an award agreement or otherwise, that an award shall be subject to the provisions of the Clawback Policy.
Adjustment Provisions
Certain transactions with our stockholders not involving our receipt of consideration, such as a stock split, spin-off, stock dividend, or certain recapitalizations may affect the share price of our common stock (which transactions are referred to collectively as “equity restructurings”). In the event that an equity restructuring occurs, the class, number of shares, and exercise or grant price of outstanding awards will be equitably adjusted, and the plan administrator will make such further equitable adjustments as it may deem appropriate to reflect the equity restructuring with respect to the aggregate number and kind of shares that may be issued under the Restated Plan. Other types of transactions may also affect our common stock, such as a dividend or other distribution, reorganization, merger, or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring and the plan administrator determines that an adjustment to the plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the Restated Plan, the plan administrator will equitably adjust the Restated Plan as to the class of shares issuable and the maximum number of shares of our stock subject to the Restated Plan, as well as the maximum number of shares that may be issued to an employee during any calendar year, will adjust any outstanding awards as to the class, number of shares, and price per share of our stock in such manner as it may deem equitable and may provide for the cash-out, substitution, assumption or acceleration of outstanding awards.
Effect of Certain Corporate Transactions
For purposes of the Restated Plan, a “change in control” generally means certain transactions in which a person acquires 50% or more of our total voting power; certain changes in the composition of the board of directors over a two-year period; a merger or consolidation, other than a merger or consolidation that would result in our voting securities outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by our voting securities or such surviving entity’s voting securities outstanding immediately after such merger or consolidation (or the voting securities of the parent of the entity which survives such merger or consolidation); a sale or disposition of all or substantially all of our assets, subject to certain exceptions; or approval by our stockholders of a plan of complete liquidation. The board of directors, in its sole discretion, may adopt a change-in-control program to determine the vesting schedule, exercisability, and other terms of outstanding awards on or after a change in control.
The board of directors may terminate, amend, or modify the Restated Plan at any time; however, stockholder approval will be obtained for any amendment to increase the number of shares available under the Restated Plan.

In addition, absent stockholder approval, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the Restated Plan in connection with certain changes in capital structure, no option, SAR, cash, or other award may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price.
Federal Income Tax Consequences
The following is a general summary under current U.S. law of the material federal income tax consequences with respect to the Restated Plan. This summary deals with the general U.S. tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state, and local income taxes, as well as gift and estate tax considerations, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality, and the summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances.
With respect to nonqualified stock options, we are generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options, and the tax consequences described for nonqualified stock options will apply.
The current federal income tax consequences of other awards authorized under the Restated Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture and restricted stock units will result in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant); and stock-based performance awards, dividend equivalents, and other types of awards are generally subject to tax at ordinary income rates at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.
New Plan Benefits
Other than with respect to annual grants of options to our non-employee directors pursuant to the Restated Plan that will be made immediately following the date of the annual meeting, assuming stockholder approval of the Restated Plan, all future grants of awards under the Restated Plan are subject to the discretion of the plan administrator and it is not possible to determine the benefits that will be received in the future by participants in the Restated Plan. The equity awards to be granted to each non-employee director on the date of the annual meeting under the Restated Plan in accordance with the non-employee director compensation policy are described below under “—Director Compensation.”

Plan Benefits Under the Restated Plan
As of April 15, 2025, each of our named executive officers and the other groups identified below have received the following option and RSU grants under the Restated Plan since its inception that are outstanding:

	Stock Options Granted and Outstanding (#)	Restricted Stock Units/Shares of Restricted Stock Granted and Outstanding (#)
Michael Raab President, Chief Executive Officer and Director	5,826,598	1,034,277
Justin Renz. Chief Financial and Operations Officer	987,774	266,505
Elizabeth Grammer, Esq. Chief Legal and Administrative Officer	1,434,156	266,505
Laura Williams, M.D., M.P.H. Chief Medical Officer	827,827	228,465
Michael Kelliher Executive Vice President, Corporate Development and Strategy	205,019	136,680
All current executive officers as a group (6 persons)	9,716,393	2,249,112
All current directors who are not executive officers as a group (6 persons)	1,844,402(1)	—
David Mott, nominee for director	330,775(1)	—
Each associate of any directors, executive officers or nominees	—	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—
All employees who are not executive officers as a group (431 persons)	36,662,573	15,649,470

(1)	Includes options to purchase 110,000 shares of our common stock that Mr. Mott holds for the benefit of entities associated with New Enterprise Associates.
Interests of Directors and Executive Officers
Our directors and executive officers (including our named executive officers) have substantial interests in the matters set forth in the Equity Plan Amendment Proposal since equity awards may be granted to them in the future under the Restated Plan (as amended by the Equity Plan Amendment).
Vote Required
Approval of the Equity Plan Amendment requires the affirmative vote of the majority of votes cast (excluding abstentions and broker non-votes). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EQUITY PLAN AMENDMENT

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our common stock as of April 15, 2025, by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors and nominees for director;
•	each of our named executive officers; and
•	all directors and executive officers as a group.
The number of shares beneficially owned by each entity, person, director, nominee or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 15, 2025 through the exercise of stock options, warrants or other rights and through the vesting and settlement of RSUs. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 239,255,066 shares of our common stock outstanding as of April 15, 2025. Shares of our common stock that a person has the right to acquire within 60 days of April 15, 2025 pursuant to the exercise of outstanding stock options, and restricted stock units that are expected to vest and settle on or before June 14, 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Ardelyx, Inc., at 400 Fifth Ave., Suite 210, Waltham, Massachusetts 02451.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Number of Shares Exercisable/ Releasable Within 60 Days	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership
5% and Greater Stockholders
Janus Henderson Group plc(1)	24,387,941	—	24,387,941	10.2%
Named Executive Officers and Directors
Michael Raab(2)	544,794	4,164,119	4,708,913	1.9%
Justin Renz	139,324	737,757	877,081	*%
Elizabeth Grammer	33,740	989,122	1,022,862	*%
Laura Williams, M.D., M.P.H.	164,284	432,999	597,283	*%
Michael Kelliher	—	121,147	121,147	*%
David Mott(3)	2,015,494	330,775	2,346,269	*%
Robert Bazemore	—	350,775	350,775	*%
William Bertrand, Jr., Esq.	229,766	365,775	595,541	*%
Muna Bhanji, R.Ph	95,802	253,167	348,969	*%
Onaiza Cadoret-Manier	110,150	288,135	398,285	*%
Richard Rodgers	350,524	255,775	606,299	*%
Merdad Parsey, M.D., Ph.D.	—	—	—	*%
All directors and named executive officers as a group (12 persons)(4)	3,686,511	8,080,902	11,767,413	4.8%

*	Indicates beneficial ownership of less than 1% of the total outstanding shares of common stock.
(1)
Based on a Schedule 13G/A filed with the SEC on February 14, 2025 by Janus Henderson Group plc (“Janus Henderson”). Janus Henderson holds shared voting and dispositive power over 24,387,941 shares and does not hold sole voting or dispositive power over any shares. Janus Henderson has a 100% ownership stake in Janus Henderson Investors U.S. LLC (“JHIUS”). As a result of its role as investment adviser or sub-adviser to certain fund, individual and/or institutional clients, JHIUS may be deemed to be the beneficial owner of the shares owned by Janus Henderson. However, JHIUS does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the by such fund, individual and/or institutional clients and disclaims any ownership associated with such rights. The principal business address of Janus Henderson is 201 Bishopsgate, EC2M 3AE, United Kingdom.
(2)
Consists of (i) 519,430 shares directly owned by Mr. Raab, (ii) 24,364 shares owned directly by Michael G. Raab, trustee of the Michael G. Raab Living Trust dated July 25, 2012, (iii) an aggregate of 1,000 shares owned directly by trusts for the benefit of Mr. Raab’s children, (iv) 4,073,792 shares subject to options that Mr. Raab may acquire within 60 days of April 15, 2025, and (v) 90,327 shares subject to restricted stock units that will vest within 60 days of April 15, 2025.

(3)
Includes (i) 110,000 shares subject to options that Mr. Mott may acquire within 60 days of April 15, 2024 and (ii) 87,566 shares of common stock, each of which are held by Mr. Mott for the benefit of entities associated with New Enterprise Associates . Mr. Mott disclaims beneficial ownership of all such shares and options, except to the extent of his actual pecuniary interest therein.

(4)
Consists of (i) 3,686,511 shares, (ii) 7,864,061 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 15, 2025 and (iii) 216,841 restricted stock units that will vest within 60 days of April 15, 2025.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the U.S. Securities and Exchange Commission, or SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met, except for late Form 4s due to administrative delays, which were filed on March 15, 2024 for Robert Blanks, May 9, 2024 for Robert Felsch and October 31, 2024 for Michael Raab.
ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple stockholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered stockholders and beneficial owners of shares held in street name.
Registered Stockholders
If you are a registered stockholder and have consented to householding, then we will deliver or mail one set of our proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at (510) 745-1700 or by mail at Ardelyx, Inc., 400 Fifth Avenue, Suite 210, Waltham, MA 02451.
If you are a registered stockholder who has not consented to householding, then we will continue to deliver or mail copies of our proxy materials, as applicable, to each registered stockholder residing at the same address. You may elect to participate in householding and receive only one set of proxy materials for all registered stockholders residing at the same address by providing notice to the Company as described above.
Street Name Holders
Stockholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

Annual Reports
This proxy statement is accompanied by our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or the 10-K. The 10-K includes our audited financial statements. We have filed the 10-K with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at ir.ardelyx.com. In addition, upon written request to the Company’s Corporate Secretary at Ardelyx, Inc., 400 Fifth Avenue, Suite 210, Waltham, MA 02451, we will mail a paper copy of our 10-K, including the financial statements and the financial statement schedules, to you free of charge.
Other Matters
As of the date of this proxy statement, our board of directors knows of no other matters that will be presented for consideration at the 2025 Annual Meeting other than the matters described in this proxy statement. If other matters are properly brought before the 2025 Annual Meeting, then proxies will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors:
/s/ Elizabeth Grammer
Elizabeth Grammer, Esq.
Chief Legal and Administrative Officer

Waltham, Massachusetts
April 30, 2025

Annex A
FIRST AMENDMENT TO THE
ARDELYX, INC.
AMENDED AND RESTATED
2014 EQUITY INCENTIVE AWARD PLAN
This First Amendment (this “Amendment”) to the Amended and Restated 2014 Equity Incentive Award Plan (the “Plan”), is made and adopted by the Board of Directors (the “Board”) of Ardelyx, Inc. (the “Company”), on April 28, 2025 (the “Adoption Date”), effective as of the date that it is approved by the Company’s stockholders; provided such date is within twelve (12) months of the Adoption Date (the “Amendment Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.
RECITALS
WHEREAS, the Company maintains the Plan, which, prior to this Amendment taking effect, provides that the maximum number of shares of Common Stock (the “Shares”) that may be delivered pursuant to awards granted under the Plan is (i) 58,457,566 (ii) any of the 6,500,000 Shares which as of the Effective Date of the Plan were subject to awards granted under the 2016 Employment Commencement Incentive Plan (the “Prior Plan”) that on or after the Effective Date of the Plan terminate, expire or lapse for any reason without delivery of Shares to the holder thereof or for which the Shares are forfeited or repurchased for the original purchase prices thereof.
WHEREAS, the Board believes it is in the best interest of the Company to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the Plan by 10,000,000 shares of Common Stock to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees.
WHEREAS, pursuant to Section 13.1 of the Plan, the Board may amend the Plan from time to time; provided that any such amendment to increase the number of shares of Common Stock subject to the Plan shall require approval by the Company’s stockholders within twelve (12) months before or after such action by the Board.
WHEREAS, the Board has recommended that this Amendment be submitted to the stockholders of the Company for approval within twelve (12) months of the Adoption Date.
NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, as of the Effective Date, as follows:
AMENDMENT
1. Amendment to Section 3.1(a). Section 3.1(a) of the Plan is hereby amended and restated in its entirety to read as follows:
“Number of Shares. Subject to Sections 13.1, 13.2 and 3.1(b) hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is (i) 68,457,566 and (ii) any of the 6,500,000 Shares which were subject to awards under the Prior Plan as of the Effective Date of the Plan that, on or after the Effective Date of the Plan, terminate, expire or lapse for any reason without the delivery of Shares to the holder thereof or for which the Shares are forfeited or repurchased for the original purchase prices thereof (the “Share Limit”). Notwithstanding anything in this Section 3.1 to the contrary, the number of shares of Stock that may be issued or transferred pursuant to Incentive Stock Options under the Plan shall not exceed an aggregate of 68,457,566 Shares, subject to adjustment pursuant to Section 13.2. Notwithstanding the foregoing, Shares added to the Share Limit pursuant to Section 3.1(a)(ii) or Section 3.1(a)(iii) hereof shall be available for issuance as Incentive Stock Options only to the extent that making such Shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. Notwithstanding the foregoing, to the extent permitted under Applicable Law, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit in this Section 3.1 at the time that Shares would otherwise be issued in respect of such Award.”
A-1

2. Effectiveness; Approval by Stockholders. This Amendment will be submitted for the approval of the Company’s stockholders within twelve (12) months after the Adoption Date. Awards may be granted or awarded prior to such stockholder approval; provided that (A) such Awards shall not be exercisable, (B) such Awards shall not vest and (C) the restrictions on such Awards shall not lapse and no shares shall be issued pursuant thereto prior to the Amendment Effective Date; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded in reliance on this Amendment shall thereupon be canceled and become null and void; however, the Plan shall remain in full force and effect. If stockholder approval of this Amendment is obtained, as of the Amendment Effective Date, this Amendment shall be and is hereby incorporated as part of the Plan.
3. Effect on the Plan. Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.
ADOPTED BY THE BOARD OF DIRECTORS: April 28, 2025
APPROVED BY THE STOCKHOLDERS: [  ], 2025
A-2

Annex B
ARDELYX, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE AWARD PLAN
ARTICLE 1.

PURPOSE
The purpose of the Ardelyx, Inc. Amended and Restated 2014 Equity Incentive Award Plan (as it may be amended from time to time, the “Plan”) is to promote the success and enhance the value of Ardelyx, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The Plan amends and restates the 2014 Equity Incentive Award Plan (the “Original 2014 Plan”) in its entirety, subject to stockholder approval of this Plan at the annual meeting of the Company’s stockholders in 2024. In the event the Company’s stockholders fail to approve the Plan as set forth herein at the annual meeting of the Company’s stockholders in 2024, then this Plan shall be deemed void ab initio and the Original 2014 Plan shall continue in effect in accordance with its terms.
ARTICLE 2.

DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12 hereof. With reference to the duties of the Administrator under the Plan which have been delegated to one or more persons pursuant to Section 12.6 hereof, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2 “Affiliate” shall mean any Parent or Subsidiary.
2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.4 “Applicable Law” shall mean any applicable law, including without limitation, (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.5 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Deferred Stock Unit award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).
2.6 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.7 “Board” shall mean the Board of Directors of the Company.
2.8 “Change in Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any

“person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or 2.9(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(d) The Company’s stockholders approve a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.
The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority is in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.
2.10 “Committee” shall mean the Compensation Committee of the Board, a subcommittee of the Compensation Committee of the Board or another committee or subcommittee of the Board, appointed as provided in Section 12.1 hereof.
2.11 “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.
2.12 “Company” shall have the meaning set forth in Article 1 hereof.

2.13 “Consultant” shall mean any consultant or advisor engaged to provide services to the Company or any Affiliate who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement or any successor Form thereto.
2.14 “Deferred Stock” shall mean a right to receive Shares awarded under Section 9.4 hereof.
2.15 “Deferred Stock Unit” shall mean a right to receive Shares awarded under Section 9.5 hereof.
2.16 “Director” shall mean a member of the Board, as constituted from time to time.
2.17 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2 hereof.
2.18 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.19 “Effective Date” shall have the meaning set forth in Section 13.1.
2.20 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.
2.21 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or any Affiliate.
2.22 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding stock-based Awards.
2.23 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.24 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:
(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the Nasdaq Capital Market, Nasdaq Global Market and the Nasdaq Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
2.25 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and 424(f) of the Code, respectively).
2.26 “Holder” shall mean a person who has been granted an Award.
2.27 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.28 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.29 “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6 hereof.
2.30 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.
2.31 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5 hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.32 “Option Term” shall have the meaning set forth in Section 5.4 hereof.
2.33 “Original 2014 Plan” shall have the meaning set forth in Article 1 hereof.
2.34 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.35 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1 hereof.
2.36 “Performance Stock Unit” shall mean a Performance Award awarded under Section 9.1 hereof which is denominated in units of value including dollar value of shares of Common Stock.
2.37 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the General Instructions to Form S-8 Registration Statement under the Securities Act or any successor Form thereto, or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.
2.38 “Plan” shall have the meaning set forth in Article 1 hereof.
2.39 “Prior Plan” shall mean the Ardelyx, Inc. 2016 Employment Commencement Incentive Plan.
2.40 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
2.41 “Restricted Stock” shall mean an award of Shares made under Article 7 hereof that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.42 “Restricted Stock Unit” shall mean a contractual right awarded under Article 8 hereof to receive in the future a Share or the Fair Market Value of a Share in cash.
2.43 “Securities Act” shall mean the Securities Act of 1933, as amended.
2.44 “Shares” shall mean shares of Common Stock.
2.45 “Share Limit” shall have the meaning set forth in Section 3.1(a) hereof.
2.46 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10 hereof.
2.47 “Stock Appreciation Right Term” shall have the meaning set forth in Section 10.4 hereof.
2.48 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3 hereof.
2.49 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.50 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.51 “Termination of Service” shall mean:
(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.
(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.
(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.
The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.
For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.

SHARES SUBJECT TO THE PLAN
3.1 Number of Shares.
(a) Subject to Sections 13.1, 13.2 and 3.1(b) hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is (i) 58,457,566 and (ii) any of the 6,500,000 Shares which as of the Effective Date are subject to awards under the Prior Plan that, on or after the Effective Date, terminate, expire or lapse for any reason without the delivery of Shares to the holder thereof or for which the Shares are forfeited or repurchased for the original purchase prices thereof (the “Share Limit”). Notwithstanding anything in this Section 3.1 to the contrary, the number of shares of Stock that may be issued or transferred pursuant to Incentive Stock Options under the Plan shall not exceed an aggregate of 58,457,566 Shares, subject to adjustment pursuant to Section 13.2. Notwithstanding the foregoing, Shares added to the Share Limit pursuant to Section 3.1(a)(ii) or Section 3.1(a)(iii) hereof shall be available for issuance as Incentive Stock Options only to the extent that making such Shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. Notwithstanding the foregoing, to the extent permitted under Applicable Law, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit in this Section 3.1 at the time that Shares would otherwise be issued in respect of such Award.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan and shall be added back to the Share Limit. Any Shares repurchased by the Company pursuant to Section 7.4 hereof at the same price paid by the Holder or a lower price so that such Shares are returned to the Company shall again be available for the grant of an Award pursuant to the Plan and shall be added back to the Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) hereof and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to Stock Appreciation Rights that are not issued in connection with the stock settlement of the Stock Appreciation Rights on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds from the exercise of Options. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan and Shares subject to such Substitute Awards shall not be added back to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.
3.3 Limitation on Number of Shares Subject to Awards to Non-Employee Directors. The maximum aggregate value of Awards (with such value determined as of the date of grant under Applicable Accounting Standards) that may be granted to any Non-Employee Director during any calendar year shall be $1,000,000.
ARTICLE 4.

GRANTING OF AWARDS
4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.6 hereof regarding the grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.
4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.
4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 hereof; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
4.6 Non-Employee Director Awards. The Administrator may, in its discretion, provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written non-discretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its discretion.
4.7 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
ARTICLE 5.

GRANTING OF OPTIONS
5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Nonqualified Stock Options.
5.3 Option Exercise Price. Except as provided in Article 13 hereof, the exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
5.4 Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the Option Term of any outstanding Option, may extend the time period during which vested Options may be exercised following any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.
5.5 Option Vesting.
(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any performance criteria, or any other criteria selected by the Administrator. At any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option, including following a Termination of Service; provided, that in no event shall an Option become exercisable following its expiration, termination or forfeiture.
(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.
5.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
5.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining Option Term as the substituted Option.
ARTICLE 6.

EXERCISE OF OPTIONS
6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.
6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;
(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all Applicable Law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c) In the event that the Option shall be exercised pursuant to Section 11.3 hereof by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and
(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2 hereof.
6.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) of such Option to such Holder, or (b) one (1) year after the transfer of such shares to such Holder.
ARTICLE 7.

AWARD OF RESTRICTED STOCK
7.1 Award of Restricted Stock.
(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2 Rights as Stockholders. Subject to Section 7.4 hereof, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3 hereof.
7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, Company or Affiliate performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program and/or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. In addition, notwithstanding anything to the contrary herein, with respect to a share of Restricted Stock, dividends which are paid prior to vesting shall only be paid out to the Participant to the extent the share of Restricted Stock vests.
7.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. Notwithstanding the foregoing, the Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.
7.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in its sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.
7.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
ARTICLE 8.

AWARD OF RESTRICTED STOCK UNITS
8.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

8.2 Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.
8.3 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
8.4 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.
8.5 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the fifteenth (15th) day of the third (3rd) month following the end of calendar year in which the Restricted Stock Unit vests; or (b) the fifteenth (15th) day of the third (3rd) month following the end of the Company’s fiscal year in which the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 11.4(e) hereof, transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or, in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.
8.6 Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole and absolute discretion may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service
8.7 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until the same are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.
8.8 Dividend Equivalents. Subject to Section 9.2 hereof, the Administrator may, in its sole discretion, provide that Dividend Equivalents shall be earned by a Holder of Restricted Stock Units based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award of Restricted Stock Units is granted to a Holder and the maturity date of such Award.
ARTICLE 9.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK
PAYMENTS, DEFERRED STOCK, DEFERRED STOCK UNITS
9.1 Performance Awards.
(a) The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units, to any Eligible Individual. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more performance criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

(b) Without limiting Section 9.1(a) hereof, the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective performance goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.
9.2 Dividend Equivalents.
(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. Notwithstanding anything to the contrary in the Plan, dividends or Dividend Equivalents with respect to an Award that is subject to vesting and that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests.
(b) No Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
9.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more performance criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.
9.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more performance criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.
9.5 Deferred Stock Units. The Administrator is authorized to grant Deferred Stock Units to any Eligible Individual. The number of Deferred Stock Units shall be determined by the Administrator and may (but is not required to) be based on one or more performance criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Each Deferred Stock Unit shall entitle the Holder thereof to receive one share of Common Stock on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Holder’s Termination of Service). Shares underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.
9.6 Term. The term of a Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award shall be set by the Administrator in its sole discretion.

9.7 Purchase Price. The Administrator may establish the purchase price of a Performance Award, Shares distributed as a Stock Payment award, shares of Deferred Stock or Shares distributed pursuant to a Deferred Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
9.8 Termination of Service. A Performance Award, Stock Payment award, Dividend Equivalent award, Deferred Stock award and/or Deferred Stock Unit award is distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award may be distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.
ARTICLE 10.

AWARD OF STOCK APPRECIATION RIGHTS
10.1 Grant of Stock Appreciation Rights.
(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.
(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per Share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below or in Section 13.2 hereof, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Stock Appreciation Right is granted.
(c) Notwithstanding the foregoing provisions of Section 10.1(b) hereof to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per Share of the Shares subject to such Stock Appreciation Right may be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
10.2 Stock Appreciation Right Vesting.
(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any performance criteria or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.
(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right, including following a Termination of Service; provided, that in no event shall a Stock Appreciation Right become exercisable following its expiration, termination or forfeiture.

10.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;
(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and
(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 hereof by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.
10.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right Term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder or the first sentence of this Section 10.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, may extend the time period during which vested Stock Appreciation Rights may be exercised following any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.
10.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
ARTICLE 11.

ADDITIONAL TERMS OF AWARDS
11.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
11.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator shall determine the methods by which payments by any Holder with respect to the tax withholding obligations with respect to any Awards granted under the Plan shall be made, which methods may include any of the methods permitted under Section 11.1 above. Without limiting the foregoing, the Administrator, in its sole discretion and in satisfaction of the foregoing requirement , may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income or such higher rate as may be approved by the Administrator (which rates shall in no event exceed the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America)); provided, however, that the number of Shares withheld, delivered or returned shall be rounded up to the nearest whole share sufficient to cover the applicable tax withholding obligation to the extent rounding up to the nearest whole share does not result in the liability classification of the applicable Award under generally accepted accounting principles in the United States of America. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
11.3 Transferability of Awards.
(a) Except as otherwise provided in Sections 11.3(b) and 11.3(c) hereof:
(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and
(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.
(b) Notwithstanding Section 11.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is to become a Non-Qualified Stock Option) to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee (other than to another Permitted Transferee of the applicable Holder) other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder (or transferring Permitted Transferee) and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c) Notwithstanding Section 11.3(a) hereof, a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than fifty percent (50%) of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner, as applicable. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.
11.4 Conditions to Issuance of Shares.
(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all Applicable Law, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law.
(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.
(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
11.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:
(a) (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
11.6 Prohibition on Repricing. Subject to Section 13.2 hereof, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.
11.7 Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence. A Holder shall not cease to be considered an Employee, Non-Employee Director or Consultant, as applicable, in the case of any (a) leave of absence approved by the Company, (b) transfer between locations of the Company or between the Company and any of its Affiliates or any successor thereof, or (c) change in status (Employee to Director, Employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Holder’s Award.
ARTICLE 12.

ADMINISTRATION
12.1 Administrator. The Committee (or another committee or a subcommittee of the Board or the Compensation Committee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6 hereof.
12.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected materially and adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10 hereof. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
12.4 Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:
(a) Designate Eligible Individuals to receive Awards;
(b) Determine the type or types of Awards to be granted to each Eligible Individual;
(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g) Decide all other matters that must be determined in connection with an Award;
(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;
(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and
(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 13.2(d) hereof.
12.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
12.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 hereof shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS
13.1 Amendment, Suspension or Termination of the Plan.
(a) This Plan shall be effective on the date it is adopted by the Board (the “Effective Date”), provided, that the stockholders of the Company approve the Plan within twelve (12) months following the Effective Date.
(b) Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2 hereof, (a) increase the limits imposed in Section 3.1 hereof on the maximum number of shares which may be issued under the Plan, or (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 13.10 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 hereof on the maximum number and kind of shares which may be issued under the Plan); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the number and kind of shares of Common Stock (or other securities or property) for which grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6 hereof; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan.
(b) In the event of any transaction or event described in Section 13.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;
(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and
(v) To provide that the Award cannot vest, be exercised or become payable after such event.
(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b) hereof:
(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or
(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 hereof on the maximum number and kind of shares which may be issued under the Plan).
The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.
(d) Change in Control.
(i) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation, in each case, as determined by the Administrator.
(ii) In the event that the successor corporation in a Change in Control and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 13.2(d)(i) hereof, each such non-assumed/substituted Award, except for any Performance Awards, shall become fully vested and, as applicable, exercisable and shall be deemed exercised, immediately prior to the consummation of such transaction, and all forfeiture restrictions on any or all such Awards shall lapse at such time. For the avoidance of doubt, the vesting of any Performance Awards not assumed in a Change in Control will not be automatically accelerated pursuant to this Section 13.2(d)(ii) and will instead vest pursuant to the terms and conditions of the applicable Award Agreement upon a Change in Control where the successor corporation and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 13.2(d)(i) hereof. If an Award vests and, as applicable, is exercised in lieu of assumption or substitution in connection with a Change in Control, the Administrator shall notify the Holder of such vesting and any applicable exercise period, and the Award shall terminate upon the Change in Control. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 13.2(d)(ii) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(f) No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Administrator determines that the Award is not to comply with such exemptive conditions.
(g) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(h) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.
13.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.
13.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.
13.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
13.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
13.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the

Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such Applicable Law.
13.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
13.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
13.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.
13.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.
13.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.
13.13 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
13.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
13.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.
* * * * *

*ARDELYX, INC.*
*400 FIFTH AVENUE*
*WALTHAM, MA 02451*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/ARDX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

**This proxy is solicited on behalf of the Board of Directors of Ardelyx, Inc.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74421-P30907

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**ARDELYX, INC.**

**The Board of Directors recommends you vote FOR the following:**

**Nominees:**

01) David Mott
02) Michael Raab

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**The Board of Directors recommends you vote FOR the following proposals:**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Combined Document is available at www.proxyvote.com.

V74422-P30907

**ARDELYX, INC.**
**Annual Meeting of Stockholders**
**June 18, 2025 8:30 AM ET**
**This proxy is solicited by the Board of Directors**

The stockholders hereby appoint Elizabeth Grammer and Justin Renz, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ARDELYX, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, ET on June 18, 2025, virtually at www.virtualshareholdermeeting.com/ARDX2025, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**